UMB SCOUT FUNDS

Semiannual Report  December 31, 2000

Stock Fund
Stock Select Fund
Equity Index Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Technology Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund
Money Market Fund
Tax-Free Money Market Fund

Opportunity
Beyond
Tomorrow


Economic And Market Outlook

Table of Contents
Stock Fund
Stock Select Fund                                                              1
Equity Index Fund                                                              7
Regional Fund                                                                 15
WorldWide Fund
WorldWide Select Fund                                                         18
Technology Fund                                                               26
Capital Preservation Fund                                                     29
Balanced Fund                                                                 32
Bond Fund                                                                     36
Kansas Tax-Exempt Bond Fund                                                   41
Money Market Fund                                                             45
Tax-Free Money Market Fund                                                    50
Statement of Assets and Liabilities                                           54
Statement of Operations                                                       56
Statement of Changes in Net Assets                                            58
Notes to Financial Statements                                                 62

Over the last year, we expected to see moderation in overall economic growth. Now that the moderation is upon us, the "overshoot" scenario of actually experiencing negative economic growth has become real. Market pundits are now torn between the economy gliding to a "soft landing" (positive, albeit slower economic growth) and the U.S. economy careening into a "crash landing." We believe, and recent evidence seems to suggest, that economic growth in the first half of 2001 will be significantly slower, which, in turn, could prompt the Federal Reserve to adjust interest rates. A more accommodating monetary position, combined with a slowing in the rise of energy prices, may lead the economy to show signs of firming as the year progresses.

The new administration in Washington, D.C. will surely add uncertainty to the mix. Are we going to get a tax cut? What will happen to defense spending? Is education spending going to rise? The answers to these questions are currently unknown, but will probably be played out over the next few quarters, which will impact the markets' overall tone.

In this environment, we foresee U.S. corporate profits being lackluster to poor. All in all, our view of the 2001 economy is cautious. With that in mind, we are managing all of our funds with a continued eye on maintaining the high quality of our portfolios. Additionally, we are on the lookout for opportunities to not only maintain quality, but enhance the value of our portfolios.

The economic uncertainty of these times is high. The message I want to leave with you, our valued shareholders, is that we will continue to strive to enhance the value of the UMB Scout Funds during the months ahead.

We appreciate the continued business and support.

/s/William B. Greiner

William B. Greiner
Executive Vice President
UMB Bank, n.a.
Manager, UMB Scout Funds

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.


Stock Fund
Stock Select Fund

Objective:

The UMB Scout Stock and Stock Select Funds seek long-term  growth of capital and
income  by  investing  in  common  stocks  of  companies   thought  to  have  an
above-average ability to increase their earnings or dividends.

While the focus has been on the downward spiral in the technology sector, many stocks performed well in 2000. The UMB Scout Stock Fund returned 0.15 %, versus a return of -9.10% for the S&P 500. As often happens when the stock market goes down, health care, consumer staples like food and beverage, and electric utility stocks went up. Another area of strong performance was energy, which saw higher prices for oil and, especially, natural gas. We have been modestly overweighted in these areas, and underweighted in technology and consumer cyclicals.

Many of these market movements were the result of Federal Reserve policies. The Fed was concerned that the wealth effect, brought on by the sharp rise in technology stocks, would cause the economy to overheat. After Y2K had passed, the Fed took money out of the economy fairly aggressively, which hurt the traditional cyclical areas of the economy.

Technology is a special case where business was booming, fed by money flowing into the area from the hot market for their stocks. When the Fed turned off the excess money flow into our economy, this stream of money dried up and many of the start-up technology companies were unable to continue to grow.

The UMB Scout Stock Fund closed the quarter ended December 31, 2000 at $17.11 per share and had a total return (price change and reinvested distributions) of -3.37% for the quarter and 0.15% for the calendar year. The UMB Scout Stock Select Fund closed the quarter ended December 31, 2000 at $9.17 per share and had a total return (price change and reinvested distributions) of -3.40% for the quarter and -8.19 % for the calendar year. The Funds' benchmark, the S&P 500 Index, posted returns of -7.83% for the quarter and -9.10% for the calendar year.

James L. Moffett
UMB Investment Advisors

HYPOTHETICAL GROWTH OF $10,000 UMB Scout Stock Fund (UMBSX) as of December 31, 2000
CHART

Source: UMB Investment Advisors
For illustrative purposes only; may not represent your returns.

HYPOTHETICAL GROWTH OF $10,000 UMB Scout Stock Select Fund as of December 31, 2000
CHART

Source: UMB Investment Advisors
For illustrative purposes only; may not represent your returns.

FUND DIVERSIFICATION
UMB Scout Stock Fund (UMBSX)

PIE CHART
Info Technology                                                                      15%
Cash & Equivalents                                                                   14%
Health Care                                                                          14%
Consumer Discretion                                                                  10%
Industrials                                                                          10%
Consumer Staples                                                                      9%
Energy                                                                                8%
Utilities                                                                             7%
Telecom Services                                                                      5%
Finance                                                                               4%
Materials                                                                             4%

Based on total investments as of December 31, 2000. Subject to change.

COMPARATIVE RATES OF RETURN
UMB Scout Stock Fund (UMBSX)
as of December 31, 2000
                                                                 1 Year      3 Years   5 Years   10 Years
UMB Scout Stock Fund                                              0.15%        6.89%    10.34%    11.52%
Lipper Growth & Income Fund Index(A)                              0.39%        8.45%    14.32%    15.14%
S&P 500(A)                                                       -9.10%       12.26%    18.33%    17.46%

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

(A)Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Top Ten Equity Holdings
UMB Scout Stock Fund (UMBSX)
                                                                                  Market                  Percent
                                                                                Value (000's)             of Total
Southwest Airlines Co.                                                         $   4,627                    3%
PepsiCo, Inc.                                                                      3,692                    3%
Kimberly-Clark Corp.                                                               3,535                    3%
Alza Corp.                                                                         3,400                    3%
International Business Machines Corp.                                              3,400                    3%
McDonald's Corp.                                                                   3,060                    2%
Merck & Co., Inc.                                                                  2,809                    2%
Entergy Corp.                                                                      2,750                    2%
Progress Energy, Inc.                                                              2,698                    2%
Lincoln National Corp.                                                             2,697                    2%
Top Ten Equity Holdings Total:                                                   $32,668 (B)               25% (B)

As of December 31, 2000, statement of assets. Subject to change.

(B)Market Values and Percents of Total are rounded; may not equal total.

HISTORICAL PER-SHARE RECORD
UMB Scout Stock Fund (UMBSX)
                                                       Income &                                Cumulative(C)
                                        Net           Short-Term            Long-Term            Value Per
                                       Asset             Gains                Gains             Share Plus
                                       Value         Distribution         Distribution         Distributions
12/31/82                             $  9.87            $ 0.03                 $  --               $  9.90
12/31/83                               11.34              0.86                    --                 12.23
12/31/84                               11.20              0.62                  0.11                 12.82
12/31/85                               12.74              0.73                  0.22                 15.31
12/31/86                               12.78              0.51                  1.01                 16.87
12/31/87                               11.87              0.78                  0.97                 17.71
12/31/88                               12.62              0.49                  0.39                 21.39
12/31/89                               13.87              0.62                  0.49                 21.70
12/31/90                               12.76              0.59                  0.21                 21.39
12/31/91                               15.40              0.48                    --                 24.51
12/31/92                               15.77              0.39                  0.31                 25.58
12/31/93                               16.24              0.38                  0.79                 27.21
12/31/94                               15.01              0.46                  1.19                 27.63
12/31/95                               16.34              0.73                  0.87                 30.56
12/31/96                               16.97              0.47                  0.62                 32.28
12/31/97                               19.01              0.46                  1.00                 35.78
12/31/98                               18.86              0.45                  1.10                 37.18
12/31/99                               19.12              0.40                  1.79                 39.62
12/31/00                               17.11              0.20                  1.81                 39.62

FUND DIVERSIFICATION
UMB Scout Stock Select Fund

PIE CHART
Info Technology                                                                      18%
Health Care                                                                          15%
Consumer Discretion                                                                  13%
Consumer Staples                                                                     10%
Industrials                                                                          10%
Energy                                                                                8%
Finance                                                                               6%
Utilities                                                                             6%
Materials                                                                             5%
Telecom Services                                                                      5%
Cash & Equivalents                                                                    4%

Based on total investments as of December 31, 2000. Subject to change.

COMPARATIVE RATES OF RETURN
UMB Scout Stock Select Fund
as of December 31, 2000
                                                                Quarter       Year       Inception
UMB Scout Stock Select Fund                                      -3.40%       -8.19%       -4.09%
Lipper Growth & Income Fund Index(A)                             -1.62%        0.39%       2.47%
S&P 500(A)                                                       -7.83%       -9.10%       0.26%

Inception - May 17, 1999.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

(A)Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Top Ten Equity Holdings
UMB Scout Stock Select Fund
                                                                                Market                   Percent
                                                                             Value (000's)               of Total
PepsiCo, Inc.                                                                    $   426                    3%
Southwest Airlines Co.                                                               402                    3%
Kimberly-Clark Corp.                                                                 375                    3%
TJX Companies, Inc.                                                                  366                    3%
International Business Machines Corp.                                                351                    3%
Engelhard Corp.                                                                      346                    3%
Lincoln National Corp.                                                               341                    3%
McDonald's Corp.                                                                     306                    2%
Merck & Co., Inc.                                                                    300                    2%
Alza Corp.                                                                           298                    2%
Top Ten Equity Holdings Total:                                                    $3,511 (B)               27% (B)

As of December 31, 2000, statement of assets. Subject to change.

(B)Market Values and Percents of Total are rounded; may not equal total.

HISTORICAL PER-SHARE RECORD
UMB Scout Stock Select Fund
                                                       Income &                                Cumulative(C)
                                        Net           Short-Term            Long-Term            Value Per
                                       Asset             Gains                Gains             Share Plus
                                       Value         Distribution         Distribution         Distributions
12/31/99                             $ 10.10            $ 0.07                  $ --               $ 10.17
12/31/00                                9.17              0.10                    --                  9.35

Distributions typically occur in June and December.

(C)Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


Statement Of Net Assets
December 31, 2000 (unaudited)
Stock Fund
                                                                                                                    Market
      Shares          COMPANY                                                                                        Value
COMMON STOCKS-- 86.4%
CONSUMER DISCRETIONARY-- 9.9%
            40,000    Brinker International, Inc.                                                             $        1,690,000
            33,000    Knight Ridder, Inc.                                                                              1,876,875
            57,868    Limited, Inc.                                                                                      987,373
            90,000    McDonald's Corp.                                                                                 3,060,000
            50,000    Snap-On, Inc.                                                                                    1,393,750
            80,000    Target Corp.                                                                                     2,580,000
            54,500    TJX Companies, Inc.                                                                              1,512,375
                                                                                                                      13,100,373
CONSUMER STAPLES-- 8.8%
            26,000    Anheuser-Busch Companies, Inc.                                                                   1,183,000
           110,250    Archer Daniels Midland Co.                                                                       1,653,750
            50,000    Kimberly-Clark Corp.                                                                             3,534,500
            74,500    PepsiCo, Inc.                                                                                    3,692,406
            20,000    Procter & Gamble Co.                                                                             1,568,750
                                                                                                                      11,632,406
ENERGY -- 8.5%
            29,575    Anadarko Petroleum Corp.                                                                         2,102,191
            32,800    BP Amoco PLC, Sponsored ADR                                                                      1,570,300
            60,000    Halliburton Co.                                                                                  2,175,000
            35,000    Kerr-McGee Corp.                                                                                 2,342,813
            30,000    Shell Transport & Trading PLC                                                                    1,481,250
            60,000    USX Marathon Group                                                                               1,665,000
                                                                                                                      11,336,554
FINANCE -- 4.1%
            54,000    AON Corp.                                                                                        1,849,500
            34,500    Firstmerit Corp.                                                                                   922,336
            57,000    Lincoln National Corp.                                                                           2,696,813
                                                                                                                       5,468,648
HEALTH CARE-- 14.4%
            80,000    Alza Corp.                                                                                       3,400,000
            25,000    Amgen, Inc.                                                                                      1,598,438
            18,000    Applera Corp. - Applied Biosystems                                                               1,693,125
            24,000    Bristol-Myers Squibb Co.                                                                         1,774,500
           200,000    Covance, Inc.                                                                                    2,150,000
            25,200    Genentech, Inc.                                                                                  2,053,800
            30,000    Merck & Co., Inc.                                                                                2,808,750
            65,400    Mylan Laboratories, Inc.                                                                         1,647,263
            33,191    Pharmacia Corp.                                                                                  2,024,651
                                                                                                                      19,150,526
INDUSTRIALS-- 9.9%
            33,300    Emerson Electric Co.                                                                             2,624,456
            48,000    FedEx Corp.                                                                                      1,918,080
            40,000    Genuine Parts Co.                                                                                1,047,500
            35,000    Grainger (W.W.), Inc.                                                                            1,277,500
            45,000    Molex, Inc.                                                                                      1,597,500
           138,000    Southwest Airlines Co.                                                                           4,627,140
                                                                                                                      13,092,176
INFORMATION TECHNOLOGY-- 15.6%
            52,000    Altera Corp.                                                                                     1,368,250
            34,500    Cisco Systems, Inc.                                                                              1,319,625
            23,625    Compaq Computer Corp.                                                                              355,556
            21,000    Computer Sciences Corp.                                                                          1,262,625
            52,000    Gateway, Inc.                                                                                      935,480
            29,000    Hewlett-Packard Co.                                                                                915,313
            79,000    Intel Corp.                                                                                      2,389,750
            40,000    International Business Machines Corp.                                                            3,400,000
            24,300    Microsoft Corp.                                                                                  1,057,050
            78,000    Motorola, Inc.                                                                                   1,579,500
            10,000    Nokia Corp., ADR Class A                                                                           435,000
            30,000    Nortel Networks Corp.                                                                              961,875
            38,000    Oracle Corp.                                                                                     1,104,375
            60,000    Sun Microsystems, Inc.                                                                           1,672,500
            40,000    Texas Instruments, Inc.                                                                          1,895,000
                                                                                                                      20,651,899
MATERIALS -- 3.6%
            77,000    Brush Engineered Materials, Inc. Holding Co.                                                     1,554,438
           100,000    Engelhard Corp.                                                                                  2,037,500
            30,100    International Paper Co.                                                                          1,228,456
                                                                                                                       4,820,394
TELECOMMUNICATION SERVICES-- 4.8%
            47,800    BellSouth Corporation                                                                            1,956,813
            38,690    Qwest Communications International, Inc.                                                         1,586,290
            50,000    SBC Communications, Inc.                                                                         2,387,500
             8,540    Verizon Communications                                                                             428,068
                                                                                                                       6,358,670
UTILITIES -- 6.8%
            12,100    Ameren Corp.                                                                                       560,381
            65,000    Entergy Corp.                                                                                    2,750,313
            54,843    Progress Energy, Inc.                                                                            2,697,590
            43,000    Progress Energy, Inc. Contingent Value Obligation                                                   19,350
            35,000    TXU Corp.                                                                                        1,550,938
            35,000    Williams Companies, Inc.                                                                         1,397,813
                                                                                                                       8,976,384
TOTAL COMMON STOCKS-- 86.4%                                                                                          114,588,030

       FACE                                                                                                         Market
      AMOUNT          COMPANY/DESCRIPTION                                                                            Value
SHORT-TERM CORPORATE NOTES-- 7.5%
$        1,500,000    Amgen, Inc.,
                           6.55%, due January 10, 2001                                                                 1,497,271
         1,500,000    Deere and Company,
                           6.54%, due January 17, 2001                                                                 1,495,368
         1,500,000    Deere and Company,
                           6.55%, due January 3, 2001                                                                  1,499,181
         2,000,000    General Re Corp.,
                           6.50%, due January 5, 2001                                                                  1,998,194
         1,500,000    Hershey Food Corp.,
                           6.48%, due January 12, 2001                                                                 1,496,760
         2,000,000    Oneok Inc.,
                           6.55%, due January 26, 2001                                                                 1,990,539

TOTAL SHORT-TERM CORPORATE NOTES-- 7.5%                                                                                9,977,313


REPURCHASE AGREEMENT -- 4.6% 6,065,000 Northern Trust Repo.,
                           5.90%, due January 2, 2001                                                                  6,065,000

TOTAL INVESTMENTS-- 98.5%                                                                                            130,630,342

Other assets less liabilities-- 1.5%                                                                                   1,992,813

TOTAL NET ASSETS-- 100.0%
     (equivalent to $17.11 per share; 20,000,000 shares of $1.00 par value
     capital shares authorized; 7,751,214 shares outstanding)                                                 $      132,623,155

ADR - American Depository Receipt

See accompanying Notes to Financial Statements.


Stock Select Fund
                                                                                                                    Market
      Shares          Company                                                                                        Value
COMMON STOCKS-- 96.3%
CONSUMER DISCRETIONARY-- 12.6%
             6,500    Darden Restaurants, Inc.                                                                $          148,688
             3,475    Knight Ridder, Inc.                                                                                197,641
             4,800    Limited, Inc.                                                                                       81,900
             9,000    McDonald's Corp.                                                                                   306,000
             6,400    Snap-On, Inc.                                                                                      178,400
             7,100    Target Corp.                                                                                       228,975
            13,200    TJX Companies, Inc.                                                                                366,300
             2,900    TRW, Inc.                                                                                          112,375
                                                                                                                       1,620,278
CONSUMER STAPLES-- 9.8%
             2,200    Anheuser-Busch Companies, Inc.                                                                     100,100
            12,904    Archer Daniels Midland Co.                                                                         193,560
             5,300    Kimberly-Clark Corp.                                                                               374,657
             8,600    PepsiCo, Inc.                                                                                      426,238
             2,100    Procter & Gamble Co.                                                                               164,719
                                                                                                                       1,259,273
ENERGY -- 8.5%
             2,856    Anadarko Petroleum Corp.                                                                           203,004
             3,500    BP Amoco PLC, Sponsored ADR                                                                        167,563
             6,400    Halliburton Co.                                                                                    232,000
             2,300    Kerr-McGee Corp.                                                                                   153,956
             3,000    Shell Transport & Trading PLC                                                                      148,125
             6,500    USX Marathon Group                                                                                 180,375
                                                                                                                       1,085,023
FINANCE -- 6.2%
             5,400    AON Corp.                                                                                          184,950
            10,200    Firstmerit Corp.                                                                                   272,691
             7,200    Lincoln National Corp. Indiana                                                                     340,650
                                                                                                                         798,291
HEALTH CARE-- 14.8%
             7,000    Alza Corp.                                                                                         297,500
             2,500    Amgen, Inc.                                                                                        159,844
             1,800    Applera Corp. -
                           Applied Biosystems                                                                            169,313
             2,800    Bristol-Myers Squibb Co.                                                                           207,025
            15,300    Covance, Inc.                                                                                      164,475
             2,400    Genentech, Inc.                                                                                    195,600
             3,200    Merck & Co., Inc.                                                                                  299,600
             8,000    Mylan Laboratories, Inc.                                                                           201,500
             3,366    Pharmacia Corp.                                                                                    205,326
                                                                                                                       1,900,182
INDUSTRIALS-- 10.0%
             3,600    Emerson Electric Co.                                                                               283,725
             5,100    FedEx Corp.                                                                                        203,796
             3,800    Genuine Parts Co.                                                                                   99,513
             3,500    Grainger, (W.W.), Inc.                                                                             127,750
             4,700    Molex, Inc.                                                                                        166,850
            12,000    Southwest Airlines Co.                                                                             402,360
                                                                                                                       1,283,994
INFORMATION TECHNOLOGY-- 17.9%
             6,000    Altera Corp.                                                                                       157,875
             4,000    Cisco Systems, Inc.                                                                                153,000
             2,500    Compaq Computer Corp.                                                                               37,625
             2,200    Computer Sciences Corp.                                                                            132,275
             5,100    Gateway, Inc.                                                                                       91,749
             3,800    Hewlett-Packard Co.                                                                                119,938
             7,400    Intel Corp.                                                                                        223,850
             4,130    International Business Machines Corp.                                                              351,050
             2,200    Microsoft Corp.                                                                                     95,700
             8,000    Motorola, Inc.                                                                                     162,000
             1,000    Nokia Corp ADR Class A                                                                              43,500
             3,000    Nortel Networks Corp.                                                                               96,188
             5,800    Oracle Corp.                                                                                       168,563
             6,240    Sun Microsystems, Inc.                                                                             173,940
             6,000    Texas Instruments, Inc.                                                                            284,250
                                                                                                                       2,291,502
MATERIALS -- 4.8%
             6,700    Brush Engineered Materials, Inc. Holding Co.                                                       135,256
            17,000    Engelhard Corp.                                                                                    346,375
             3,200    International Paper Co.                                                                            130,600
                                                                                                                         612,231
TELECOMMUNICATION SERVICES-- 5.4%
             3,200    BellSouth Corporation                                                                              131,000
             4,093    Qwest Communications International, Inc.                                                           167,813
             4,200    SBC Communications, Inc.                                                                           200,550
             3,786    Verizon Communications                                                                             189,773
                                                                                                                         689,136
UTILITIES -- 6.3%
             1,300    Ameren Corp.                                                                                        60,206
             5,300    Entergy Corp.                                                                                      224,256
             3,954    Progress Energy, Inc.                                                                              194,487
             3,100    Progress Energy, Inc. Contingent Value Obligation                                                    1,395
             3,300    TXU Corp.                                                                                          146,231
             4,700    Williams Companies, Inc.                                                                           187,706
                                                                                                                         814,282
TOTAL COMMON STOCKS-- 96.3%                                                                                           12,354,192

       FACE                                                                                                         Market
      AMOUNT          DESCRIPTION                                                                                    Value
REPURCHASE AGREEMENT-- 3.7%
$          470,000    Northern Trust Repo.,
                           5.90%, due January 2, 2001                                                                    470,000

TOTAL INVESTMENTS-- 100.0%                                                                                            12,824,192

Other assets less liabilities-- 0.0%                                                                                       2,135

TOTAL NET ASSETS-- 100.0%
     (equivalent to $9.17 per share; 10,000,000 shares of $1.00 par value
     capital shares authorized; 1,398,807 shares outstanding)                                                         12,826,327

ADR - American Depository Receipt

See accompanying Notes to Financial Statements.


Equity Index Fund

Objective:

The UMB Scout Equity Index Fund seeks to provide investment results that track, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.

Since the Fund's inception on May 1, 2000, large capitalization stocks have suffered from higher interest rates as the effects of the Federal Reserve's monetary policy took hold on the profits of Corporate America. During this time, the S&P 500* Index returned a -8.39%.

While the average stock in the Index advanced, the higher growth names retracted sharply. The double-digit returns of the utilities, finance, health care, transports and energy sectors were offset by sharp decreases in the technology and communication service sectors.

There were 48 additions and deletions to the Index during this time period. The Fund's inaugural period total return closely tracked the returns of the Index. The slight difference in returns was primarily due to expenses, which are charged to mutual funds, but not the Index, and the inability to invest all cash flows into the Fund until the following morning. We appreciate your support and will continue to execute a passive strategy designed to provide returns that closely track the risk and return characteristics of the S&P 500 Index.

The UMB Scout Equity Index Fund closed the quarter ended December 31, 2000 at $9.08 per share and had a total return (price change and reinvested distributions) of -7.76% for the quarter and -8.68% since inception. The Fund's benchmark, the S&P 500 Index, posted returns of -7.83% for the quarter and -8.38% since inception of the Equity Index Fund.

Robert C. Weber III
UMB Investment Advisors

HYPOTHETICAL GROWTH OF $10,000

UMB Scout Equity Index Fund
as of December 31, 2000

CHART

Source: UMB Investment Advisors
For illustrative purposes only; may not represent your returns.

*"Standard & Poor's,(R)" "S&P,(R)" "S&P 500(R)" and "Standard and Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by UMB Bank, n.a. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND DIVERSIFICATION
UMB Scout Equity Index Fund

PIE CHART
Info Technology                                                                      22%
Finance                                                                              17%
Health Care                                                                          14%
Industrials                                                                          11%
Consumer Discretion                                                                  10%
Consumer Staples                                                                      8%
Energy                                                                                7%
Telecom Services                                                                      5%
Utilities                                                                             4%
Materials                                                                             2%

Based on total investments as of December 31, 2000. Subject to change.

COMPARATIVE RATES OF RETURN UMB Scout Equity Index Fund as of December 31, 2000
                                                                  Month      Quarter     Inception
UMB Scout Equity Index Fund                                       0.57%       -7.76%       -8.68%
S&P 500(A)                                                        0.49%       -7.83%       -8.38%
Lipper S&P 500 Index Fund Index(A)                                0.49%       -7.86%       -8.49%

Inception -- May 1, 2000.

Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost.

(A)Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Top Ten Equity Holdings
UMB Scout Equity Index Fund
                                                                                Market                   Percent
                                                                             Value (000's)              of Total
General Electric Co.                                                            $    779                    4%
ExxonMobil Corp.                                                                     496                    3%
Pfizer, Inc.                                                                         476                    2%
Cisco Systems, Inc.                                                                  451                    2%
Citigroup, Inc.                                                                      419                    2%
Wal-Mart Stores, Inc.                                                                390                    2%
American International Group, Inc.                                                   379                    2%
Microsoft Corp.                                                                      378                    2%
Merck & Co., Inc.                                                                    351                    2%
Intel Corp.                                                                          333                    2%
Top Ten Equity Holdings Total:                                                    $4,453 (B)               23% (B)

As of December 31, 2000, statement of assets. Subject to change.

(B)Market Values and Percents of Total are rounded; may not equal total.


Statement Of Net Assets
December 31, 2000 (unaudited)
Equity Index Fund
                                                                                                                    Market
      Shares          Company                                                                                        Value
COMMON STOCKS-- 99.4%
CONSUMER DISCRETIONARY-- 10.0%
                50    American Greetings Corp., Class A                                                       $              472
               400    Bed, Bath & Beyond, Inc.                                                                             8,950
               300    Best Buy Co., Inc.                                                                                   8,869
               150    Black & Decker Corp.                                                                                 5,888
               150    Brunswick Corp.                                                                                      2,466
               950    Carnival Corp.                                                                                      29,272
                50    Centex Corp.                                                                                         1,878
               300    Circuit City Stores, Inc.                                                                            3,450
               950    Clear Channel Communications, Inc.                                                                  46,016
             1,500    Comcast Corp., Class A Special                                                                      62,625
               150    Consolidated Stores Corp.                                                                            1,594
               150    Cooper Tire & Rubber Co.                                                                             1,594
               700    Costco Wholesale Corp.                                                                              27,956
               250    Dana Corp.                                                                                           3,828
               150    Darden Restaurants, Inc.                                                                             3,431
               850    Delphi Automotive Systems Corp                                                                       9,563
               150    Dillards, Inc.                                                                                       1,772
             3,400    Disney (Walt) Co.                                                                                   98,388
               525    Dollar General Corp.                                                                                 9,909
               150    Dow Jones & Company, Inc.                                                                            8,494
               450    Eastman Kodak Company                                                                               17,719
               300    Federated Department Stores, Inc.                                                                   10,500
             3,043    Ford Motor Co.                                                                                      71,320
               250    Fortune Brands, Inc.                                                                                 7,500
               400    Gannett Co., Inc.                                                                                   25,225
             1,300    Gap, Inc.                                                                                           33,150
               900    General Motors Corp.                                                                                45,844
               250    Goodyear Tire and Rubber Co.                                                                         5,748
               150    Harcourt General, Inc.                                                                               8,580
               450    Harley Davidson, Inc.                                                                               17,888
               150    Harrah's Entertainment, Inc.                                                                         3,956
               300    Hasbro, Inc.                                                                                         3,188
               550    Hilton Hotels Corp.                                                                                  5,775
             3,800    Home Depot, Inc.                                                                                   173,613
               500    Interpublic Group of Companies, Inc.                                                                21,281
               150    Johnson Controls, Inc.                                                                               7,800
               100    Kaufman & Broad Home                                                                                 3,369
               700    K-Mart Corp.                                                                                         3,719
               150    Knight Ridder, Inc.                                                                                  8,531
               550    Kohl's Corp.                                                                                        33,550
               300    Leggett & Platt, Inc.                                                                                5,681
CONSUMER DISCRETIONARY (Continued)
                50    Liz Claiborne, Inc.                                                                                  2,081
               650    Lowes Co., Inc.                                                                                     28,925
               400    Marriott International, Inc. Class A                                                                16,900
               700    Mattel, Inc.                                                                                        10,108
               450    May Department Stores Co.                                                                           14,738
               150    Maytag Corporation                                                                                   4,847
             2,100    McDonald's Corp.                                                                                    71,400
               300    McGraw-Hill Companies, Inc.                                                                         17,588
               100    Meredith Corp.                                                                                       3,219
               300    New York Times Co., Class A                                                                         12,019
               400    Newell Rubbermaid, Inc.                                                                              9,100
               400    Nike, Inc., Class B                                                                                 22,325
               250    Nordstrom, Inc.                                                                                      4,547
               450    Office Depot, Inc.                                                                                   3,206
               300    Omnicom Group, Inc.                                                                                 24,863
               400    Penney (J.C.) Company, Inc.                                                                          4,350
               300    RadioShack Corp.                                                                                    12,844
               100    Reebok International Ltd.                                                                            2,734
               550    Sears, Roebuck and Co.                                                                              19,113
               250    Sherwin-Williams Co.                                                                                 6,578
                50    Snap-On, Inc.                                                                                        1,394
               700    Staples, Inc.                                                                                        8,269
               300    Starbucks Corp.                                                                                     13,275
               300    Starwood Hotels & Resorts Worldwide, Inc.                                                           10,575
             1,400    Target Corp.                                                                                        45,150
               700    The Limited, Inc.                                                                                   11,944
               200    Tiffany & Co.                                                                                        6,325
             2,150    Time Warner, Inc.                                                                                  112,316
               450    TJX Companies, Inc.                                                                                 12,488
               300    Toys "R" Us, Inc.                                                                                    5,006
               500    Tribune Company                                                                                     21,125
               250    Tricon Global Restaurants, Inc.                                                                      8,250
               150    TRW, Inc.                                                                                            5,813
                50    Tupperware Corp.                                                                                     1,022
               150    VF Corp.                                                                                             5,436
             2,479    Viacom, Inc. Class B                                                                               115,893
               176    Visteon Corp.                                                                                        2,024
             7,350    Wal-Mart Stores, Inc.                                                                              390,469
               150    Wendy's International, Inc.                                                                          3,938
               150    Whirlpool Corp.                                                                                      7,153
                                                                                                                       1,929,694
CONSUMER STAPLES-- 8.1%
               100    Alberto Culver Co., Class B                                                                          4,281
               700    Albertsons, Inc.                                                                                    18,550
             1,500    Anheuser-Busch Companies, Inc.                                                                      68,250
               987    Archer Daniels Midland Co.                                                                          14,805
               150    Autozone, Inc.                                                                                       4,275
               400    Avon Products, Inc.                                                                                 19,150
               150    Brown-Forman Corp., Class B                                                                          9,975
               700    Campbell Soup Co.                                                                                   24,238
               400    Clorox Company                                                                                      14,200
             4,100    Coca-Cola Company                                                                                  249,844
               600    Coca-Cola Enterprises                                                                               11,400
               950    Colgate-Palmolive Co.                                                                               61,323
               800    ConAgra, Inc.                                                                                       20,800
               100    Coors (Adolph) Co., Class B                                                                          8,031
               650    CVS Corp.                                                                                           38,959
               450    General Mills, Inc.                                                                                 20,053
             1,650    Gillette Co.                                                                                        59,606
               550    Heinz (H.J.) Co.                                                                                    26,091
               250    Hershey Foods Corp                                                                                  16,094
               600    Kellogg Co.                                                                                         15,750
               850    Kimberly-Clark Corp.                                                                                60,087
             1,350    Kroger Co.                                                                                          36,534
               100    Longs Drug Stores Corp.                                                                              2,413
             2,350    PepsiCo, Inc.                                                                                      116,472
             3,650    Philip Morris Companies, Inc.                                                                      160,600
             2,100    Procter & Gamble Co.                                                                               164,719
               250    Quaker Oats Co.                                                                                     24,344
               450    Ralston Purina Co.                                                                                  11,756
               800    Safeway, Inc.                                                                                       50,000
             1,300    Sara Lee Corp.                                                                                      31,931
               250    Supervalu, Inc.                                                                                      3,469
             1,100    SYSCO Corp.                                                                                         33,000
               950    Unilever N.V., ADR                                                                                  59,791
               300    UST, Inc.                                                                                            8,419
             1,650    Walgreen Co.                                                                                        68,991
               250    Winn-Dixie Stores, Inc.                                                                              4,844
               150    Wrigley (Wm., Jr.) Co.                                                                              14,372
                                                                                                                       1,557,414
ENERGY -- 6.7%
               150    Amerada Hess Corp.                                                                                  10,959
               386    Anadarko Petroleum Corp.                                                                            27,437
               250    Apache Corp.                                                                                        17,516
               150    Ashland, Inc.                                                                                        5,384
               550    Baker Hughes, Inc.                                                                                  22,859
               300    Burlington Resources, Inc.                                                                          15,150
             1,100    Chevron Corp.                                                                                       92,881
               400    Coastal Corp.                                                                                       35,325
             1,000    Conoco, Inc. Class B                                                                                28,938
               200    Deven Energy Corp.                                                                                  12,194
               500    Dynegy, Inc. Class A                                                                                28,031
               200    EOG Resources                                                                                       10,938
             5,700    ExxonMobil Corp.                                                                                   495,544
               700    Halliburton Co.                                                                                     25,375
               150    Kerr-McGee Corp.                                                                                    10,041
               200    Nabors Industries, Inc.                                                                             11,830
               550    Occidental Petroleum Corp.                                                                          13,338
               400    Phillips Petroleum Co.                                                                              22,750
               150    Rowan Companies, Inc.                                                                                4,050
             3,550    Royal Dutch Petroleum Co.                                                                          214,997
               950    Schlumberger Ltd.                                                                                   75,941
               150    Sunoco, Inc.                                                                                         5,053
               950    Texaco, Inc.                                                                                        59,019
               250    Tosco Corp.                                                                                          8,484
               300    Transocean Sedco Forex, Inc.                                                                        13,800
               400    Unocal Corp.                                                                                        15,475
               450    USX-Marathon Group                                                                                  12,488
                                                                                                                       1,295,794
   FINANCE -- 17.3%
               400    AON Corp.                                                                                           13,700
               400    AFLAC, Inc.                                                                                         28,875
             1,150    Allstate Corporation                                                                                50,097
               550    Amsouth Bancorporation                                                                               8,388
               150    AMBAC Financial Group                                                                                8,747
             2,200    American Express Co.                                                                               120,863
               400    American General Corp.                                                                              32,600
             3,850    American International Group, Inc.                                                                 379,466
             1,900    Bank One Corp.                                                                                      69,588
             2,650    Bank of America Corp.                                                                              121,569
             1,250    Bank of New York, Inc.                                                                              68,984
               650    BB&T Corp.                                                                                          24,253
               150    Bear Stearns Cos., Inc.                                                                              7,603
               400    CIT Group, Inc.                                                                                      8,050
               300    Capital One Financial Corp.                                                                         19,744
             2,225    Charles Schwab Corp.                                                                                63,134
               315    Charter One Financial, Inc.                                                                          9,096
             2,175    Chase Manhattan Corp.                                                                               98,827
               300    Chubb Corp.                                                                                         25,950
               250    CIGNA Corp.                                                                                         33,075
               250    Cincinnati Financial Corp.                                                                           9,891
             8,206    Citigroup, Inc.                                                                                    419,019
               250    Comerica, Inc.                                                                                      14,844
               550    Conseco, Inc.                                                                                        7,253
               150    Countrywide Credit Industries, Inc.                                                                  7,538
             1,650    Federal National Mortgage Association                                                              143,138
               725    Fifth Third Bancorp                                                                                 43,319
             1,550    First Union Corporation                                                                             43,109
             1,450    Firstar Corp.                                                                                       33,713
             1,500    Fleetboston Financial Corp.                                                                         56,344
             1,100    Federal Home Loan Mortgage Corp.                                                                    75,763
               400    Franklin Resources, Inc.                                                                            15,240
               250    Golden West Financial Corp.                                                                         16,875
               400    Hartford Financial Services Group, Inc.                                                             28,250
               800    Household International, Inc.                                                                       44,000
               430    Huntington Bancshares, Inc.                                                                          6,961
               150    Jefferson Pilot Corp.                                                                               11,213
               700    Keycorp                                                                                             19,600
               400    Lehman Brothers Holdings, Inc.                                                                      27,050
               300    Lincoln National Corp. Indiana                                                                      14,194
               150    Loews Corp.                                                                                         15,534
             1,800    Morgan Stanley Dean Witter & Co.                                                                   142,650
               500    Marsh & McLennan Companies, Inc.                                                                    58,500
               150    MBIA, Inc.                                                                                          11,119
             1,350    MBNA Corp.                                                                                          49,866
               800    Mellon Financial Corp.                                                                              39,350
             1,300    Merrill Lynch & Co., Inc.                                                                           88,644
             1,200    MetLife, Inc.                                                                                       42,000
               150    MGIC Investment Corp. Wisconsin                                                                     10,116
               300    Morgan (J.P.) & Company, Inc.                                                                       49,650
               950    National City Corp.                                                                                 27,313
               400    Northern Trust Corp.                                                                                32,625
               257    Old Kent Financial Corp.                                                                            11,244
               450    PNC Financial Services Group, Inc.                                                                  32,878
               150    Progressive Corp.                                                                                   15,544
               500    Providian Financial Corp.                                                                           28,750
               100    Pulte Corp.                                                                                          4,219
               300    Regions Financial Corp.                                                                              8,194
               150    Safeco Corp.                                                                                         4,931
               250    Southtrust Corp.                                                                                    10,172
               400    St. Paul Companies, Inc.                                                                            21,725
               250    State Street Corp.                                                                                  31,053
               400    Stilwell Financial, Inc.                                                                            15,775
               300    Summit Bancorp                                                                                      11,456
               450    Suntrust Bank, Inc.                                                                                 28,350
               400    Synovus Financial Corp.                                                                             10,775
               250    Torchmark Corp.                                                                                      9,609
               150    T. Rowe Price Associates, Inc.                                                                       6,340
             1,150    U.S. Bancorp                                                                                        33,566
               250    Union Planters Corp.                                                                                 8,938
               400    UnumProvident Corp.                                                                                 10,750
               250    USA Education                                                                                       17,000
               300    Wachovia Corp.                                                                                      17,438
               850    Washington Mutual, Inc.                                                                             45,103
             2,750    Wells Fargo & Co.                                                                                  153,141
                                                                                                                       3,334,231
HEALTH CARE-- 13.9%
             2,500    Abbott Laboratories                                                                                121,094
               250    Aetna, Inc.                                                                                         10,266
               250    Allergan, Inc.                                                                                      24,203
               400    Alza Corp.                                                                                          17,000
             2,100    American Home Products Corp.                                                                       133,455
             1,650    Amgen, Inc.                                                                                        105,497
               100    Bard (C.R.), Inc.                                                                                    4,656
                50    Bausch & Lomb, Inc.                                                                                  2,022
               450    Baxter International, Inc.                                                                          39,741
               400    Becton Dickinson & Co.                                                                              13,850
               250    Biogen, Inc.                                                                                        15,016
               325    Biomet, Inc.                                                                                        12,898
               600    Boston Scientific Corp.                                                                              8,213
             3,200    Bristol-Myers Squibb Co.                                                                           236,600
               500    Cardinal Health, Inc.                                                                               49,813
               300    Chiron Corp.                                                                                        13,350
             1,800    Eli Lilly & Company                                                                                167,513
               100    Forest Laboratories, Inc.                                                                           13,288
               450    Guidant Corp.                                                                                       24,272
               550    HealthSouth Corp.                                                                                    8,972
               250    Humana, Inc.                                                                                         3,813
             2,300    Johnson & Johnson                                                                                  241,644
               300    King Pharmaceuticals, Inc.                                                                          15,506
               150    Manor Care, Inc.                                                                                     3,094
               500    McKesson HBOC, Inc.                                                                                 17,945
               300    Medimmune, Inc.                                                                                     14,306
             1,950    Medtronic, Inc.                                                                                    117,731
             3,750    Merck & Co., Inc.                                                                                  351,094
            10,350    Pfizer, Inc.                                                                                       476,100
             2,150    Pharmacia Corp.                                                                                    131,150
               150    Quintiles Transnational Corp.                                                                        3,141
             2,350    Schering Plough Corp.                                                                              133,363
               150    St. Jude Medical, Inc.                                                                               9,216
               300    Stryker Corp.                                                                                       15,177
               550    Tenet Healthcare Corp.                                                                              24,441
               850    The Healthcare Company                                                                              37,409
               500    UnitedHealth Group, Inc.                                                                            30,688
               150    Watson Pharmaceuticals, Inc.                                                                         7,678
               150    Wellpoint Health Networks, Inc. Class A                                                             17,288
                                                                                                                       2,672,497
INDUSTRIALS-- 10.5%
               300    Allied Waste Industries, Inc.                                                                        4,369
               300    American Power Conversion Corp.                                                                      3,713
               250    AMR Corp.                                                                                            9,766
             1,000    Automatic Data Processing, Inc.                                                                     63,313
               150    Avery Dennison Corp.                                                                                 8,231
               150    B.F. Goodrich Co.                                                                                    5,456
               150    Block (H & R), Inc.                                                                                  6,206
             1,500    Boeing Co.                                                                                          99,000
               600    Burlington Northern Santa Fe Corp.                                                                  16,988
               550    Caterpillar, Inc.                                                                                   26,022
             1,100    Cendant Corp.                                                                                       10,588
               200    Convergys Corp.                                                                                      9,063
               150    Cooper Industries, Inc.                                                                              6,891
                50    Crane Company                                                                                        1,422
               300    CSX Corp                                                                                             7,781
               100    Cummins Engine, Inc.                                                                                 3,794
               250    Danaher Corp.                                                                                       17,094
               400    Deere & Co.                                                                                         18,325
               150    Delta Airlines, Inc.                                                                                 7,528
               150    Deluxe Corp.                                                                                         3,791
               150    Donnelley (R.R.) & Sons Co.                                                                          4,050
               300    Dover Corp.                                                                                         12,169
               150    Eaton Corp.                                                                                         11,278
               250    Ecolab, Inc.                                                                                        10,797
               700    Emerson Electric Co.                                                                                55,169
               250    Equifax, Inc.                                                                                        7,172
               450    FedEx Corp.                                                                                         17,982
               600    First Data Corp.                                                                                    31,613
               150    Fluor Corp.                                                                                          4,959
               300    General Dynamics Corp.                                                                              23,400
            16,250    General Electric Co.                                                                               778,984
               300    Genuine Parts Co.                                                                                    7,856
               150    Grainger (W.W.), Inc.                                                                                5,475
             1,250    Honeywell International, Inc.                                                                       59,141
               450    Illinois Tool Works, Inc.                                                                           26,803
               450    IMS Health, Inc.                                                                                    12,150
               250    Ingersoll-Rand Co.                                                                                  10,469
               150    ITT Industries, Inc.                                                                                 5,813
               650    Lockheed Martin Corp.                                                                               22,068
               700    Masco Corp.                                                                                         17,981
                50    McDermott International, Inc.                                                                          538
               600    Minnesota Mining & Manufacturing Co.                                                                72,300
               300    Molex, Inc.                                                                                         10,650
               250    Moody's Corporation                                                                                  6,422
               100    National Service Industries                                                                          2,569
                50    Navistar International Corp.                                                                         1,309
               550    Norfolk Southern Corp.                                                                               7,322
               150    Northrop Grumman Corp.                                                                              12,450
               300    PPG Industries, Inc.                                                                                13,894
               150    Paccar, Inc.                                                                                         7,388
               150    Pall Corp.                                                                                           3,197
               150    Parker Hannifin Corp.                                                                                6,619
               650    Paychex, Inc.                                                                                       31,606
               400    Pitney Bowes, Inc.                                                                                  13,250
               550    Raytheon Co., Class B                                                                               17,084
               300    Robert Half International, Inc.                                                                      7,950
               300    Rockwell International Corp.                                                                        14,288
                50    Ryder System, Inc.                                                                                     831
               250    Sabre Holdings Corp., Class A                                                                       10,781
               800    Southwest Airlines Co.                                                                              26,824
               150    Stanley Works                                                                                        4,678
               250    Textron, Inc.                                                                                       11,625
               250    Thermo Electron Corp.                                                                                7,438
                50    Thomas & Betts Corp.                                                                                   809
                50    Timken Co.                                                                                             756
             2,896    Tyco International Ltd.                                                                            160,728
               150    US Airways Group, Inc.                                                                               6,084
               400    Union Pacific Corp.                                                                                 20,300
               800    United Technologies Corp.                                                                           62,900
               950    Waste Management, Inc.                                                                              26,363
                                                                                                                       2,023,617
INFORMATION TECHNOLOGIES-- 21.3%
               150    Adaptec, Inc.                                                                                        1,538
             1,200    ADC Telecommunications, Inc.                                                                        21,750
               400    Adobe Systems, Inc.                                                                                 23,275
               500    Advanced Micro Devices, Inc.                                                                         6,906
               762    Agilent Technologies, Inc.                                                                          41,720
               600    Altera Corp.                                                                                        15,788
             3,800    America Online, Inc.                                                                               132,240
               550    Analog Devices, Inc.                                                                                28,153
               150    Andrew Corp.                                                                                         3,263
               500    Apple Computer, Inc.                                                                                 7,438
               300    Applera Corp. - Applied Biosystems                                                                  28,219
             1,350    Applied Materials, Inc.                                                                             51,553
                50    Autodesk, Inc.                                                                                       1,347
               466    Avaya, Inc.                                                                                          4,806
               400    BMC Software, Inc.                                                                                   5,600
               400    Broadcom Corp., Class A                                                                             33,800
               400    Broadvision, Inc.                                                                                    4,725
               300    Cabletron Systems, Inc.                                                                              4,519
               250    Ceridian Corp.                                                                                       4,984
            11,800    Cisco Systems, Inc.                                                                                451,350
               300    Citrix Systems, Inc.                                                                                 6,750
             2,650    Compaq Computer Corp.                                                                               39,883
               950    Computer Associates International, Inc.                                                             18,525
               250    Computer Sciences Corp.                                                                             15,031
               550    Compuware Corp.                                                                                      3,438
               250    Comverse Technology, Inc.                                                                           27,156
               400    Conexant Systems, Inc.                                                                               6,150
             1,500    Corning, Inc.                                                                                       79,219
             4,150    Dell Computer Corp.                                                                                 72,366
               800    Electronic Data Systems Corp.                                                                       46,200
             3,600    EMC Corp.                                                                                          239,400
               450    Gateway, Inc.                                                                                        8,096
             3,200    Hewlett-Packard Co.                                                                                101,000
            11,000    Intel Corp.                                                                                        332,750
             2,900    International Business Machines Corp.                                                              246,500
               300    Intuit, Inc.                                                                                        11,831
             1,600    JDS Uniphase Corp.                                                                                  66,700
               300    KLA-Tencor Corp.                                                                                    10,106
               250    Lexmark International Group, Inc. Class A                                                           11,078
               550    Linear Technology Corp.                                                                             25,438
               450    LSI Logic Corp.                                                                                      7,691
             5,300    Lucent Technologies, Inc.                                                                           71,550
               500    Maxim Integrated Products, Inc.                                                                     23,906
               100    Mercury Interactive Corp.                                                                            9,025
               900    Micron Technology, Inc.                                                                             31,950
             8,700    Microsoft Corp.                                                                                    378,450
               100    Millipore Corp.                                                                                      6,300
             3,600    Motorola, Inc.                                                                                      72,900
               300    National Semiconductor Corp.                                                                         6,038
               150    NCR Corp.                                                                                            7,369
               550    Network Appliance, Inc.                                                                             35,329
             5,100    Nortel Networks Corp.                                                                              163,519
               550    Novell, Inc.                                                                                         2,870
               200    Novellus Systems, Inc.                                                                               7,188
             9,200    Oracle Corp.                                                                                       267,375
               867    Palm, Inc.                                                                                          24,547
               400    Parametric Technology Corp.                                                                          5,375
               500    Peoplesoft, Inc.                                                                                    18,594
               100    PerkinElmer, Inc.                                                                                   10,500
               100    Power-One, Inc.                                                                                      3,931
               100    QLogic Corp.                                                                                         7,700
             1,250    Qualcomm, Inc.                                                                                     102,734
               200    Sanmina Corp.                                                                                       15,325
               200    Sapient Corp.                                                                                        2,388
               250    Scientific Atlanta, Inc.                                                                             8,141
               700    Siebel Systems, Inc.                                                                                47,425
             1,050    Solectron Corp.                                                                                     35,595
             5,300    Sun Microsystems, Inc.                                                                             147,738
               200    Symbol Technologies                                                                                  7,200
               200    Tektronix, Inc.                                                                                      6,738
               700    Tellabs, Inc.                                                                                       39,550
               300    Teradyne, Inc.                                                                                      11,175
             2,800    Texas Instruments, Inc.                                                                            132,650
               450    Unisys Corp.                                                                                         6,581
               650    Veritas Software Corp.                                                                              56,875
               300    Vitesse Semiconductor Corp.                                                                         16,594
             1,000    Xerox Corp.                                                                                          4,625
               550    Xilinx, Inc.                                                                                        25,369
               850    Yahoo!, Inc.                                                                                        25,646
                                                                                                                       4,095,040
MATERIALS -- 2.2%
               400    Air Products & Chemicals, Inc.                                                                      16,400
               500    Alcan Aluminium Ltd.                                                                                17,094
             1,406    Alcoa, Inc.                                                                                         47,101
               150    Allegheny Technologies, Inc.                                                                         2,381
               650    Barrick Gold Corp.                                                                                  10,647
               100    Bemis, Inc.                                                                                          3,356
                50    Boise Cascade Corp.                                                                                  1,681
             1,100    Dow Chemical Co.                                                                                    40,288
             1,650    Dupont De Nemours & Co.                                                                             79,716
               150    Eastman Chemical Co.                                                                                 7,313
               150    Engelhard Corp.                                                                                      3,056
               250    Freeport McMoRan Copper & Gold, Inc. Class B                                                         2,141
               379    Georgia Pacific Corp.                                                                               11,796
                50    Great Lakes Chemical Corp.                                                                           1,859
               150    Hercules, Inc.                                                                                       2,859
               400    Homestake Mining co.                                                                                 1,675
               300    Inco Ltd.                                                                                            5,028
               150    International Flavors & Fragrances, Inc.                                                             3,047
               806    International Paper Co.                                                                             32,895
               150    Louisiana Pacific Corp.                                                                              1,519
               150    Mead Corp.                                                                                           4,706
               250    Newmont Mining Corp.                                                                                 4,266
               150    Nucor Corp.                                                                                          5,953
               300    Pactiv Corp.                                                                                         3,713
               150    Phelps Dodge Corp.                                                                                   8,372
               550    Placer Dome, Inc.                                                                                    5,294
               250    Praxair, Inc.                                                                                       11,094
               300    Rohm & Haas Co.                                                                                     10,894
               150    Sealed Air Corp.                                                                                     4,575
               150    Sigma Aldrich Corp.                                                                                  5,897
               100    Temple-Inland, Inc.                                                                                  5,363
               250    Union Carbide Corp.                                                                                 13,453
               150    USX U.S. Steel Group                                                                                 2,700
               150    Vulcan Materials Co.                                                                                 7,181
               150    Westvaco Corp.                                                                                       4,378
               400    Weyerhaeuser Co.                                                                                    20,300
               150    Willamette Industries, Inc.                                                                          7,041
               150    Worthington Industries                                                                               1,209
                                                                                                                         418,239
MISCELLANEOUS-- 0.4%
               570    S&P 500 Depository Receipt, Unit Ser 1                                                              74,777

TELECOMMUNICATION SERVICES-- 5.4%
             6,017    AT&T Corp.                                                                                         104,169
               550    Alltel Corp.                                                                                        34,341
             3,050    BellSouth Corp.                                                                                    124,859
               250    Centurytel, Inc.                                                                                     8,938
             1,350    Global Crossing Ltd.                                                                                19,322
             1,200    Nextel Communications, Inc., Class A                                                                29,700
             2,737    Qwest Communications International, Inc.                                                           112,217
             5,500    SBC Communications, Inc.                                                                           262,625
             1,400    Sprint Corp.                                                                                        28,438
             1,500    Sprint Corp. PCS                                                                                    30,656
             4,403    Verizon Communications                                                                             220,700
             4,550    WorldCom, Inc.                                                                                      63,700
                                                                                                                       1,039,665
UTILITIES -- 3.6%
               700    AES Corp.                                                                                           38,763
               200    Allegheny Energy, Inc.                                                                               9,638
               250    Ameren Corporation                                                                                  11,578
               520    American Electric Power, Inc.                                                                       24,180
               400    Calpine Corp.                                                                                       18,025
               250    Cinergy Corp.                                                                                        8,781
               150    CMS Energy Corp.                                                                                     4,763
               300    Consolidated Edison, Inc.                                                                           11,550
               250    Constellation Energy Group, Inc.                                                                    11,266
               400    Dominion Resources, Inc.                                                                            26,800
               250    DTE Energy Co.                                                                                       9,734
               650    Duke Energy Corp.                                                                                   55,413
               550    Edison International, Inc.                                                                           8,594
               400    El Paso Energy Corp.                                                                                28,650
             1,200    Enron Corp.                                                                                         99,750
               400    Entergy Corp.                                                                                       16,925
               562    Exelon Corp.                                                                                        39,458
               400    FirstEnergy Corp.                                                                                   12,625
               300    FPL Group, Inc.                                                                                     21,525
               150    GPU, Inc.                                                                                            5,522
               200    Keyspan Corp.                                                                                        8,475
               200    Kinder Morgan, Inc.                                                                                 10,438
               200    Niagra Mohawk Holdings, Inc.                                                                         3,338
               100    NICOR, Inc.                                                                                          4,319
               300    NiSource, Inc.                                                                                       9,225
               550    PG&E Corp.                                                                                          11,000
               100    Peoples Energy Corp.                                                                                 4,475
               150    Pinnacle West Capital Corp.                                                                          7,144
               250    PPL Corp.                                                                                           11,297
               350    Progress Energy, Inc.                                                                               17,216
               300    Public Service Enterprise Group, Inc.                                                               14,588
               450    Reliant Energy, Inc.                                                                                19,491
               300    Sempra Energy Co.                                                                                    6,975
             1,100    Southern Co.                                                                                        36,575
               400    TXU Corp.                                                                                           17,725
               700    Williams Companies, Inc.                                                                            27,956
               582    Xcel Energy, Inc.                                                                                   16,914
                                                                                                                         690,687

TOTAL COMMON STOCKS-- 99.4%                                                                                           19,131,654

TOTAL INVESTMENTS-- 99.4%                                                                                             19,131,654

Other assets less liabilities-- 0.6%                                                                                     114,572

TOTAL NET ASSETS-- 100.0%
    (equivalent to $9.08 per share; unlimited shares of $1.00 par value
    capital shares authorized; 2,120,045 shares outstanding)                                                  $       19,246,226

ADR - American Depository Receipt

See accompanying Notes to Financial Statements.


REGIONAL FUND

Objective:

The UMB Scout Regional Fund seeks long-term growth of capital and income by investing in smaller regional companies.

The UMB Scout Regional Fund did quite well in 2000, resulting from a combination of our narrowing the Fund's focus and the lucrative take-over bids received by several companies in the portfolio. Over the course of the year, we increased our focus on those issues which we expected to exhibit the best growth profile while still selling at value prices. This fine-tuning also allowed us to decrease the number of issues in the portfolio by 50 percent while maintaining an almost fully vested position. Going forward, we plan to use 30 to 50 issues at any given point in time, while attempting to maximize the expected future rate of growth available at a reasonable valuation.

Small  capitalization   stocks,  in  general,   also  did  well  in  2000,  with
value-oriented issues leading the way. These stocks also benefited from a modest broadening of the market and continued merger and acquisitions activity.

The UMB Scout Regional Fund closed the quarter ended December 31, 2000 at $11.59 per share and had a total return (price change and reinvested distributions) of 8.26% for the quarter and 21.82% for the calendar year. The Fund's benchmark, The Russell 2000 Index, posted returns of -6.86% for the quarter and -2.97% for the calendar year.

David Bagby, CFA
UMB Investment Advisors

HYPOTHETICAL GROWTH OF $10,000

UMB Scout Regional Fund (UMBHX)
as of December 31, 2000

CHART

Source: UMB Investment Advisors
For  illustrative  purposes  only;  may not represent your returns.

FUND DIVERSIFICATION
UMB Scout Regional Fund (UMBHX)

PIE CHART
Cash & Equivalents                                                                   30%
Industrials                                                                          22%
Consumer Discretion                                                                  21%
Utilities                                                                             9%
Finance                                                                               8%
Consumer Staples                                                                      7%
Energy                                                                                3%

Based on total investments as of December 31, 2000. Subject to change.

COMPARATIVE RATES OF RETURN
UMB Scout Regional Fund (UMBHX)
as of December 31, 2000
                                                                 1 Year      3 Years      5 Years  10 Years
UMB Scout Regional Fund                                          21.82%        5.92%       10.47%    10.20%
Lipper Small Co. Fund Index(A)                                   -6.85%        9.44%       11.51%    15.87%
Russell 2000(A)                                                  -2.97%        4.67%       10.32%    15.54%

Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost.

(A)Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Top Ten Equity Holdings
UMB Scout Regional Fund (UMBHX)
                                                                                Market                  Percent
                                                                             Value (000's)             of Total
Alberto-Culver Co.                                                               $ 1,093                    3%
Kansas City Southern Industries, Inc.                                              1,083                    3%
Casey's General Stores                                                             1,046                    3%
BHA Group Holdings, Inc.                                                             980                    3%
O'Reilly Automotive, Inc.                                                            963                    3%
Ultramar Diamond Shamrock                                                            926                    3%
NPC International, Inc.                                                              919                    3%
Kellwood Co.                                                                         908                    3%
Lee Enterprises, Inc.                                                                894                    3%
Commerce Bancshares, Inc.                                                            893                    3%
Top Ten Equity Holdings Total:                                                    $9,703 (B)               31% (B)

As of December 31, 2000, statement of assets. Subject to change.

(B)Market Values and Percents of Total are rounded; may not equal total.

HISTORICAL PER-SHARE RECORD
UMB Scout Regional Fund (UMBHX)
                                                       Income &                                Cumulative(C)
                                        Net           Short-Term            Long-Term            Value Per
                                       Asset             Gains                Gains             Share Plus
                                       Value         Distribution         Distribution         Distributions
12/31/86                             $ 10.00            $ 0.08                 $  --               $ 10.08
12/31/87                                9.87              0.63                    --                 10.58
12/31/88                                8.67              0.72                    --                 10.10
12/31/89                                8.32              0.60                    --                 10.36
12/31/90                                7.61              0.64                    --                 10.28
12/31/91                                8.30              0.29                    --                 11.26
12/31/92                                9.09              0.12                    --                 12.17
12/31/93                                9.49              0.14                    --                 12.70
12/31/94                                9.20              0.20                  0.15                 12.77
12/31/95                               10.11              0.33                  0.57                 14.57
12/31/96                               10.43              0.23                  0.69                 15.81
12/31/97                               11.89              0.26                  0.63                 18.16
12/31/98                               10.46              0.24                  0.74                 17.71
12/31/99                                9.87              0.16                  0.56                 17.84
12/31/00                               11.59              0.17                  0.23                 19.97

Distributions typically occur in June and December.

(C)Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


Statement Of Net Assets
December 31, 2000 (unaudited)
Regional Fund
                                                                                                                    Market
      Shares          company                                                                                        Value
COMMON STOCKS-- 69.4%
CONSUMER DISCRETIONARY-- 21.5%
             9,100    Bandag, Inc.                                                                            $          369,119
            43,000    Kellwood Co.                                                                                       908,375
            30,000    Lawson Products, Inc.                                                                              815,625
            30,000    Lee Enterprises, Inc.                                                                              894,375
            20,000    May Department Stores Co.                                                                          655,000
            85,000    NPC International, Inc.                                                                            919,063
            36,000    O'Reilly Automotive, Inc.                                                                          963,000
            11,800    Payless Shoesource, Inc.                                                                           834,850
            21,930    Vicorp Restaurants, Inc.                                                                           389,258
                                                                                                                       6,748,664
CONSUMER STAPLES-- 6.8%
            30,000    Alberto-Culver Co., Class A                                                                      1,093,125
            70,000    Casey's General Stores                                                                           1,045,625
                                                                                                                       2,138,750
ENERGY -- 2.9%
            30,000    Ultramar Diamond
                           Shamrock Corp.                                                                                926,250
FINANCE -- 7.7%
            21,000    Commerce Bancshares, Inc.                                                                          892,500
            18,000    Edwards (A.G.), Inc.                                                                               853,875
            21,000    Old Republic International Corp.                                                                   672,000
                                                                                                                       2,418,375
INDUSTRIALS-- 21.9%
            45,000    Angelica Corp.                                                                                     421,875
            41,000    Baldor Electric                                                                                    866,125
            70,000    BHA Group Holdings, Inc.                                                                           980,000
            32,000    Butler Manufacturing Co.                                                                           810,000
            37,500    Clarcor, Inc.                                                                                      775,781
            26,000    Hon Industries, Inc.                                                                               663,000
           100,000    Isco, Inc.                                                                                         700,000
           107,000    Kansas City Southern Industries                                                                  1,083,375
           182,000    Layne Christensen Co.                                                                              594,344
                                                                                                                       6,894,500
UTILITIES -- 8.6%
            20,000    Alliant Energy Corporation                                                                         637,500
            12,000    Ameren Corp.                                                                                       555,750
            30,000    Laclede Gas Co.                                                                                    701,250
            26,000    Utilicorp United, Inc.                                                                             806,000
                                                                                                                       2,700,500
TOTAL COMMON STOCK-- 69.4%                                                                                            21,827,039

       FACE                                                                                                         Market
      AMOUNT          DESCRIPTION                                                                                    Value
REPURCHASE AGREEMENT-- 28.4%
$        8,920,000    Northern Trust Co.,
                           5.90%, due January 2, 2001                                                                  8,920,000

TOTAL INVESTMENTS-- 97.8%                                                                                             30,747,039

Other assets less liabilities-- 2.2%                                                                                     689,561

TOTAL NET ASSETS-- 100.0%
    (equivalent to $ 11.59 per share; 10,000,000 shares of $1.00 par value
    capital shares authorized; 2,711,683 shares outstanding)                                                  $       31,436,600

See accompanying Notes to Financial Statements.


WorldWide Fund
WorldWide Select Fund

Objective:
The UMB Scout WorldWide and WorldWide Select Funds seek long-term growth of capital and income by investing in a diversified portfolio of equity securities of established companies either located outside the United States, or whose primary business is carried on outside of the U.S.

While the market has been focused on the downward spiral in technology, many stocks did well in 2000. As often happens when the stock market falls, health care, consumer staples like food and beverage, and electric utility stocks go up. Since the WorldWide Fund was overweighted in health care and foods, and underweighted in Japan, it outperformed its benchmark for the year.

Much of the stock market's activity was a direct result of the Federal Reserve Bank's policies. After Y2K had passed, the Fed took money out of the economy fairly aggressively which deflated the bubble in technology stocks. The slowing in our domestic economy and the recent cut in interest rates has weakened the U.S. dollar and added to the relative performance of European stocks. In the meantime, Japan continues to muddle along, and we continue to be underweighted in Japanese stocks.

We added a number of new companies to the portfolio in the last half of the year, including Danone, Ryannair, Potash Corp., Coflexip, Cable & Wireless Optus, Commonwealth Bank of Australia and AFLAC. AFLAC is an American insurance company that does most of its business in Japan. We also made a number of changes to the portfolio's technology sector, which was comprised primarily of telecommunications equipment stocks. We reduced those holdings and added computer and semi-conductor companies like Kyocera, Taiwan Semiconductor, STMicroelectronics, Flextronics, Pioneer Corp and ASM Lithography.

The UMB Scout WorldWide Fund closed the quarter ended December 31, 2000 at $21.24 per share and had a total return (price change and reinvested distributions) of -3.47% for the quarter and -8.17% for the calendar year. The UMB Scout WorldWide Select Fund closed the quarter ended December 31, 2000 at $10.77 per share and had a total return (price change and reinvested distributions) of -3.59% for the quarter and -9.64% for the calendar year. The Funds' benchmark, the Morgan Stanley Capital International EAFE Index, posted returns of -2.56% for the quarter and -13.90% for the calendar year.

James L. Moffett, CFA
UMB Investment Advisors

International investing involves special risks, such as political instability and currency fluctuations.

HYPOTHETICAL GROWTH OF $10,000
UMB Scout WorldWide Fund (UMBWX)
as of December 31, 2000

CHART

Source: UMB Investment Advisors
For illustrative purposes only; may not represent your returns.

HYPOTHETICAL GROWTH OF $10,000
UMB Scout WorldWide Select Fund (UWWSX)
as of December 31, 2000

CHART

Source: UMB Investment Advisors
For illustrative purposes only; may not represent your returns.

COUNTRY DIVERSIFICATION
UMB Scout WorldWide Fund (UMBWX)
as of December 31, 2000

CHART

Based on total investments as of December 31, 2000. Subject to change. *Includes short-term cash investments.

COUNTRY DIVERSIFICATION

UMB Scout WorldWide Select Fund (UWWSX)
as of December 31, 2000

CHART

Based on total investments as of December 31, 2000. Subject to change. *Includes short-term cash investments.

COMPARATIVE RATES OF RETURN
UMB Scout WorldWide Fund (UMBWX)
as of December 31, 2000
                                                                 1 Year      3 Years      5 Years  Inception
UMB Scout WorldWide Fund                                         -8.17%       12.50%       14.80%   13.44%
Lipper Global Fund Index(A)                                      -8.50%       11.93%       13.19%   12.09%
MSCI EAFE Index-US Dollars(A)                                   -13.90%        9.66%        7.44%    7.71%

Inception -- September 14, 1993.

Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost.

(A)Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Top Ten Equity Holdings
UMB Scout WorldWide Fund (UMBWX)
                                                                                Market                   Percent
                                                                             Value (000's)              of Total
Siemens A.G.                                                                   $   7,452                    2%
Alcatel S A                                                                        7,292                    2%
Elan PLC                                                                           6,788                    2%
Canon, Inc.                                                                        5,980                    2%
Biochem Pharma, Inc.                                                               5,590                    2%
KAO Corp.                                                                          5,588                    2%
Aegon N.V.                                                                         5,486                    2%
Aventis                                                                            5,282                    2%
Novo Nordisk A.S.                                                                  5,115                    2%
Potash Corp. of Saskatchewan, Inc.                                                 5,012                    2%
Top Ten Equity Holdings Total:                                                   $59,586 (B)               20% (B)

As of December 31, 2000, statement of assets. Subject to change.

(B)Market Values and Percents of Total are rounded; may not equal total.

HISTORICAL PER-SHARE RECORD
UMB Scout WorldWide Fund (UMBWX)
                                                       Income &                                Cumulative(C)
                                        Net           Short-Term            Long-Term            Value Per
                                       Asset             Gains                Gains             Share Plus
                                       Value         Distribution         Distribution         Distributions
12/31/93                             $ 10.68            $ 0.03                  $ --               $ 10.71
12/31/94                               10.84              0.24                    --                 11.11
12/31/95                               12.08              0.30                  0.04                 12.69
12/31/96                               13.94              0.24                  0.10                 14.89
12/31/97                               16.02              0.31                  0.16                 17.44
12/31/98                               18.56              0.31                  0.02                 20.31
12/31/99                               23.77              0.45                  0.12                 26.09
12/31/00                               21.24              0.05                  0.56                 24.17

Distributions typically occur in June and December.

(C)Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

COMPARATIVE RATES OF RETURN
UMB Scout WorldWide Select Fund (UWWSX)
as of December 31, 2000
                                                                Quarter       Year      Inception
UMB Scout WorldWide Select Fund                                  -3.59%       -9.64%       5.58%
Lipper Global Fund Index(A)                                      -5.43%       -8.50%       2.22%
MSCI EAFE Index-U.S. Dollars(A)                                  -2.56%      -13.90%       3.93%

Inception -- May 17, 1999.

Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost.

(A)Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Top Ten Equity Holdings
UMB Scout WorldWide Select Fund (UWWSX)
                                                                                Market                  Percent
                                                                             Value (000's)             of Total
Nokia Corp.                                                                    $   1,264                    3%
Canon, Inc.                                                                        1,058                    3%
Alcatel                                                                            1,046                    3%
Siemens A.G.                                                                         990                    2%
Elan PLC                                                                             826                    2%
KAO Corp.                                                                            805                    2%
Aegon N.V.                                                                           743                    2%
Takeda Chemical Industries                                                           740                    2%
Potash Corp. of Saskatchewan, Inc.                                                   705                    2%
Luxottica Group SPA                                                                  678                    2%
Top Ten Equity Holdings Total:                                                    $8,855 (B)               23% (B)

As of December 31, 2000, statement of assets. Subject to change.

(B)Market Values and Percents of Total are rounded; may not equal total.

HISTORICAL PER-SHARE RECORD
UMB Scout WorldWide Select Fund (UWWSX)
                                                       Income &                                Cumulative(C)
                                        Net           Short-Term            Long-Term            Value Per
                                       Asset             Gains                Gains             Share Plus
                                       Value         Distribution         Distribution         Distributions
12/31/99                             $ 12.00            $ 0.08                $   --               $ 12.08
12/31/00                               10.77              0.08                    --                 10.93

Distributions typically occur in June and December.

(C)Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


Statement Of Net Assets
December 31, 2000 (unaudited)
Worldwide Fund
                                                                                                                    Market
      Shares          COMPANY                                                                                        Value
COMMON STOCKS (ADR'S)-- 85.9%
AUSTRALIA-- 3.9%
            58,380    BHP Ltd.                                                                                $        1,225,980
           800,000    Cable and Wireless Optus, Ltd.*                                                                  1,653,763
           220,000    Coca-Cola Amatil Ltd.                                                                            1,144,682
           302,794    Coca-Cola Amatil Ltd*                                                                              787,806
           100,180    Coles Myer Ltd.                                                                                  3,143,148
           240,000    Commonwealth Bank of Australia*                                                                  4,121,605
            29,190    Onesteel Ltd.*                                                                                      15,410
                                                                                                                      12,092,393
AUSTRIA -- 1.1%
            43,000    OMV A.G.*                                                                                        3,330,748

BELGIUM -- 0.7%
            42,900    Solvay & Cie S.A., NPV*                                                                          2,392,561

BRAZIL -- 2.2%
           185,600    Aracruz Celulosa S.A.*                                                                           2,772,400
           140,000    Embratel Participacoes S.A.                                                                      2,196,250
             2,873    Tele Norte Leste Participacoes S.A.                                                                 65,540
            24,540    Telebras Brasileiras-Telebras                                                                    1,788,353
                                                                                                                       6,822,543
CANADA -- 8.9%
           110,600    BCE, Inc.                                                                                        3,200,488
           174,700    Biochem Pharma Inc.                                                                              5,590,400
            95,800    Canadian Pacific Ltd.                                                                            2,736,288
           185,000    Imperial Oil Ltd.                                                                                4,865,500
            69,200    Magna International Inc., Class A                                                                2,902,075
            96,735    Nortel Networks Corp.                                                                            3,101,566
            64,000    Potash Corp. of Saskatchewan, Inc.                                                               5,012,000
                                                                                                                      27,408,316
CHILE -- 0.5%
            52,500    Embotelladora Andina S.A. De Chile                                                                 630,000
            40,700    Sociedad Quimica Minera De Chile                                                                   854,700
                                                                                                                       1,484,700
DENMARK -- 1.8%
            57,800    Novo-Nordisk A.S.                                                                                5,115,300
            28,900    Novozymes A.S.*                                                                                    578,007
                                                                                                                       5,693,307
FINLAND -- 1.8%
           114,050    Nokia Corp., Pfd.                                                                                4,961,175
            39,700    Sonera Group PLC                                                                                   689,788
                                                                                                                       5,650,963
FRANCE -- 8.3%
           130,358    Alcatel Alsthom                                                                                  7,291,901
            62,700    Aventis                                                                                          5,282,475
            47,540    Carrefour Supermarche S.A.*                                                                      2,986,102
            66,000    Coflexip                                                                                         4,149,750
            75,000    Groupe Danone                                                                                    2,302,500
            49,135    Total Fina Elf S.A.                                                                              3,571,500
                                                                                                                      25,584,228
GERMANY -- 6.1%
            34,600    Dresdner Bank A.G.                                                                               1,504,010
            15,100    Dresdner Bank A.G. 144A                                                                            656,374
            53,000    Fresenius Medical Care A.G.                                                                      1,440,938
           100,000    Fresenius Medical Care A.G. Pfd.                                                                 1,600,000
            51,600    Henkel KGAA, Pfd.*                                                                               3,357,394
            20,820    SAP A.G.*                                                                                        2,390,512
            57,000    Siemens A.G.                                                                                     7,451,838
             4,465    Syngenta A.G*.                                                                                     239,713
                                                                                                                      18,640,779
HONG KONG-- 1.2%
           728,100    CLP Holdings Ltd.                                                                                3,631,180
HUNGARY -- 0.4%
            64,000    Magyar Tavkozlesi RT                                                                             1,308,000

IRELAND -- 3.3%
           145,000    Elan Corp. Ltd.                                                                                  6,787,813
            57,500    Ryanair Holdings PLC                                                                             3,202,031
                                                                                                                       9,989,844
ITALY -- 4.9%
            61,952    Benetton Group S.p.A.                                                                            2,524,544
           340,000    Luxottica Group S.p.A.                                                                           4,675,000
         2,111,000    Parmalat Finanziaria S.p.A.*                                                                     3,418,981
            22,288    Seat Pagine Gialle S.p.A.*                                                                          49,700
            39,800    Telecom Italia S.p.A.                                                                            4,390,438
                                                                                                                      15,058,662
JAPAN -- 13.2%
           177,500    Canon, Inc.                                                                                      5,979,531
            81,700    Fuji Photo Film Ltd.                                                                             3,370,125
            33,500    Hitachi Ltd.                                                                                     2,899,844
            61,300    Ito Yokado Ltd.                                                                                  2,976,881
           192,200    KAO Corp.*                                                                                       5,587,601
            45,000    Kyocera Corp.                                                                                    4,778,438
           235,300    Minebea Ltd*.                                                                                    2,179,925
            73,000    Pioneer Corp.                                                                                    1,902,563
            40,000    Sony Corp.                                                                                       2,790,000
            84,400    Takeda Chemical Industries*                                                                      4,996,007
            48,600    Toyota Motor Corp.                                                                               3,059,370
                                                                                                                      40,520,284
NETHERLANDS-- 4.2%
           132,402    Aegon N.V.*                                                                                      5,486,408
            60,400    Akzo Nobel N.V.                                                                                  3,216,300
            63,000    ASM Lithography Holding N.V.*                                                                    1,421,438
            81,812    Koninklijke Ahold N.V.                                                                           2,658,890
                                                                                                                      12,783,035
NORWAY -- 1.4%
            99,055    Norsk Hydro A.S.                                                                                 4,166,501

PORTUGAL -- 1.1%
           368,000    Portugal Telecom S.A.                                                                            3,312,000

SINGAPORE -- 0.7%
            74,000    Flextronics International Ltd.                                                                   2,109,000

SPAIN -- 1.9%
           181,000    Repsol S.A.                                                                                      2,918,625
            58,812    Telefonica de Espana S.A.                                                                        2,940,600
                                                                                                                       5,859,225
SWEDEN -- 2.7%
           103,900    Aktiebolaget Electrolux                                                                          2,662,438
           230,000    Ericsson (L.M.) Telephone Company                                                                2,573,125
           138,100    Svenska Cellulosa*                                                                               2,934,561
                                                                                                                       8,170,123
SWITZERLAND-- 2.7%
             6,938    ABB Ltd.*                                                                                          739,598
            17,050    Nestle S.A.                                                                                      1,988,553
            69,626    Novartis A.G.                                                                                    3,115,764
            55,000    STMicroelectronics NV                                                                            2,354,688
                                                                                                                       8,198,603
TAIWAN -- 1.0%
           171,600    Taiwan Semiconductor Manufacturing Co. Ltd.                                                      2,960,100

UNITED KINGDOM-- 9.9%
           363,806    Bass Public Ltd. Co.                                                                             3,979,128
            74,000    BP Amoco PLC                                                                                     3,542,750
            82,572    Cadbury Schweppes Ltd.                                                                           2,394,588
            82,800    Carlton Communications PLC                                                                       3,808,800
            36,416    GlaxoSmithKline PLC                                                                              2,039,296
           114,900    Imperial Chemical Industries PLC                                                                 3,870,694
            40,506    Reuters Group PLC                                                                                3,989,841
           157,950    Royal Bank of Scotland Group PLC*                                                                3,732,661
           156,825    Royal Bank of Scotland Group PLC Add'l. Value*                                                     194,440
            79,200    Vodafone Group PLC                                                                               2,836,350
                                                                                                                      30,388,548
UNITED STATES-- 2.0%
            40,000    Agribrands International, Inc.                                                                   2,140,000
            40,700    AFLAC, Inc.                                                                                      2,938,031
            26,000    Maverick Tube Corp.                                                                                588,250
            16,000    Sprint Corp.                                                                                       325,000
             8,000    Sprint Corp. PCS                                                                                   163,500
                                                                                                                       6,154,781
TOTAL COMMON STOCKS (ADR'S)-- 85.9%                                                                                  263,710,424

       FACE                                                                                                         Market
      AMOUNT          Description                                                                                    Value
SHORT-TERM CORPORATE NOTES-- 10.3%
$        3,000,000    Amgen, Inc.,
                           6.55%, due January 10, 2001                                                                 2,994,542
         3,000,000    BellSouth Telecommunications,
                           6.35%, due February 9, 2001                                                                 2,978,833
         3,000,000    Deere and Company,
                           6.55%, due January 3, 2001                                                                  2,998,363
         2,500,000    Deere and Company,
                           6.56%, due January 5, 2001                                                                  2,497,722
         3,000,000    Du Pont (E I) De Nemours and Co.,
                           6.48%, due January 16, 2001                                                                 2,991,360
         3,000,000    Gannett, Inc.,
                           6.56%, due January 12, 2001                                                                 2,993,440
         2,500,000    General Re Corp.,
                           6.50%, due January 5, 2001                                                                  2,497,743
         3,000,000    International Business Machines Corp.,
                           6.49%, due January 19, 2001                                                                 2,989,724
         3,000,000    Texaco, Inc.,
                           6.50%, due January 26, 2001                                                                 2,985,917
         3,000,000    Texaco, Inc.,
                           6.53%, due January 9, 2001                                                                  2,995,103
         2,500,000    Wisconsin Energy Corp.,
                           6.43%, due February 2, 2001                                                                 2,485,265

TOTAL SHORT-TERM CORPORATE NOTES-- 10.3%                                                                              31,408,011

REPURCHASE AGREEMENT -- 3.6% 11,135,000 Northern Trust Co.,
                           5.90%, due January 2, 2001                                                                 11,135,000

TOTAL INVESTMENTS-- 99.8%                                                                                            306,253,435

Other asset less liabilities-- 0.2%                                                                                      742,775

TOTAL NET ASSETS-- 100.0%
     (equivalent to $21.24 per share; 20,000,000 shares of $1.00 par
     value capital shares authorized; 14,456,951 shares outstanding)                                          $      306,996,210

ADR - American Depository Receipt

*Non ADR

See accompanying Notes to Financial Statements.


Worldwide Select Fund
                                                                                                                    Market
      Shares          COMPANY                                                                                        Value
COMMON STOCKS (ADR'S)-- 94.9%
AUSTRALIA-- 4.4%
             9,700    BHP Ltd.                                                                                      $    203,700
            97,000    Cable And Wireless Optus, Ltd.*                                                                    200,519
            19,712    Coca-Cola Amatil Ltd.*                                                                              51,286
            49,000    Coca-Cola Amatil Ltd.                                                                              254,952
            15,100    Coles Myer Ltd.                                                                                    473,763
            30,000    Commonwealth Bank of Australia*                                                                    515,201
             4,850    Onesteel Ltd.*                                                                                       2,560
                                                                                                                       1,701,981
AUSTRIA -- 1.1%
             5,500    OMV A.G.*                                                                                          426,026

BELGIUM -- 0.9%
             6,000    Solvay & Cie S.A., NPV*                                                                            334,624

BRAZIL -- 2.4%
            24,000    Aracruz Celulosa S.A.*                                                                             358,500
            20,900    Embratel Participacoes S.A.                                                                        327,869
               269    Tele Norte Leste Participacoes S.A.                                                                  6,137
             3,000    Telebras Brasileiras-Telebras                                                                      218,625
                                                                                                                         911,130
CANADA -- 9.3%
            17,000    BCE Inc.                                                                                           491,936
            19,500    Biochem Pharma Inc.                                                                                624,000
            14,000    Canadian Pacific Ltd.                                                                              399,875
            24,100    Imperial Oil Ltd.                                                                                  633,830
             8,570    Magna International, Inc., Class A                                                                 359,404
            12,123    Nortel Networks Corp.                                                                              388,696
             9,000    Potash Corp. of Saskatchewan, Inc.                                                                 704,813
                                                                                                                       3,602,553
CHILE -- 0.7%
             8,000    Embotelladora Andina S.A. De Chile                                                                  96,000
            10,000    Sociedad Quimica Minera De Chile                                                                   210,000
                                                                                                                         306,000
DENMARK -- 1.6%
             6,450    Novo-Nordisk A.S.                                                                                  570,825
             3,225    Novozymes A.S.*                                                                                     64,501
                                                                                                                         635,326
FINLAND -- 3.6%
            29,050    Nokia Corp., Pfd.                                                                                1,263,675
             6,200    Sonera Group PLC                                                                                   107,725
                                                                                                                       1,371,400
FRANCE -- 8.7%
            18,700    Alcatel Alsthom                                                                                  1,046,031
             6,000    Aventis                                                                                            505,500
             6,960    Carrefour Supermarche S.A.*                                                                        437,174
            10,000    Coflexip                                                                                           628,750
             9,600    Groupe Danone                                                                                      294,720
             6,200    Total Fina Elf S.A.                                                                                450,663
                                                                                                                       3,362,838
GERMANY -- 6.5%
             1,400    Dresdner Bank A.G. 144A                                                                             61,057
             7,500    Dresdner Bank A.G.                                                                                 326,014
             5,600    Fresenius Medical Care A.G.                                                                        152,250
            12,000    Fresenius Medical Care A.G. Pfd.                                                                   192,000
             6,000    Henkel KGAA, Pfd.*                                                                                 390,395
             4,000    SAP A.G.                                                                                           134,750
             1,740    SAP A.G.*                                                                                          199,783
             7,575    Siemens A.G.                                                                                       990,310
               779    Syngenta A.G.*                                                                                      41,822
                                                                                                                       2,488,381
HONG KONG-- 1.4%
           108,300    CLP Holdings Ltd.                                                                                  540,114

HUNGARY -- 0.4%
             7,900    Magyar Tavkozlesi RT                                                                               161,456

IRELAND -- 3.3%
            17,650    Elan Corp. Ltd.                                                                                    826,241
             7,700    Ryanair Holdings PLC                                                                               428,794
                                                                                                                       1,255,034
ITALY -- 5.2%
             7,900    Benetton Group S.p.A.                                                                              321,925
            49,300    Luxottica Group S.p.A.                                                                             677,875
           279,500    Parmalat Finanziaria S.p.A.*                                                                       452,679
             2,688    Seat Pagine Gialle S.p.A.*                                                                           5,994
             4,800    Telecom Italia S.p.A.                                                                              529,500
                                                                                                                       1,987,973
JAPAN -- 14.7%
            31,400    Canon, Inc.                                                                                      1,057,788
             9,300    Fuji Photo Film Ltd.                                                                               383,625
             4,000    Hitachi Ltd.                                                                                       346,250
             9,000    Ito Yokado Ltd.                                                                                    437,063
            27,700    KAO Corp.*                                                                                         805,289
             6,000    Kyocera Corp.                                                                                      637,125
            27,800    Minebea Ltd.*                                                                                      257,552
            11,000    Pioneer Corp.                                                                                      286,688
             6,000    Sony Corp.                                                                                         418,500
            12,500    Takeda Chemical Industries*                                                                        739,930
             4,900    Toyota Motor Corp.                                                                                 308,455
                                                                                                                       5,678,263
NETHERLANDS-- 4.5%
            17,933    Aegon N.V.*                                                                                        743,099
             7,700    Akzo Nobel N.V.                                                                                    410,025
             8,400    ASM Lithography Holding N.V.*                                                                      189,525
            12,582    Koninklijke Ahold N.V.                                                                             408,915
                                                                                                                       1,751,564
NORWAY -- 1.6%
            14,400    Norsk Hydro A.S.                                                                                   605,700

PORTUGAL -- 1.1%
            46,700    Portugal Telecom S.A.                                                                              420,300

SINGAPORE -- 0.8%
            10,600    Flextronics International Ltd.                                                                     302,100

SPAIN -- 2.0%
            23,100    Repsol S.A.                                                                                        372,488
             7,689    Telefonica de Espana S.A.                                                                          384,450
                                                                                                                         756,938
SWEDEN -- 3.4%
            19,850    Aktiebolaget Electrolux                                                                            508,656
            34,800    Ericsson (L.M.) Telephone
                           Company                                                                                       389,325
            18,600    Svenska Cellulosa*                                                                                 395,241
                                                                                                                       1,293,223
SWITZERLAND-- 3.1%
             3,800    Nestle S.A.                                                                                        443,197
             8,900    Novartis A.G.                                                                                      398,275
             8,700    STMicroelectronics NV                                                                              372,469
                                                                                                                       1,213,940
TAIWAN -- 1.1%
            24,000    Taiwan Semiconductor
                           Manufacturing Co. Ltd.                                                                        414,000
UNITED KINGDOM-- 11.9%
            45,250    Bass Public Ltd. Co.                                                                               494,922
             9,700    BP Amoco PLC                                                                                       464,388
            18,300    Cadbury Schweppes Ltd.                                                                             530,700
            10,400    Carlton Communications PLC                                                                         478,400
             9,104    GlaxoSmithKline PLC                                                                                509,824
            20,000    Imperial Chemical Industries PLC                                                                   673,750
             4,000    Reuters Group PLC                                                                                  394,000
            21,755    Royal Bank of Scotland Group PLC*                                                                  514,112
            21,600    Royal Bank of Scotland Group PLC Add'l. Value*                                                      26,781
            14,000    Vodafone Group PLC                                                                                 501,375
                                                                                                                       4,588,252
UNITED STATES-- 1.2%
             5,200    AFLAC, Inc.                                                                                        375,375
             1,508    Maverick Tube Corp.                                                                                 34,119
             3,100    Sprint Corp.                                                                                        62,969
                                                                                                                         472,462

TOTAL COMMON STOCKS (ADR'S)-- 94.9%                                                                                   36,581,577

       FACE                                                                                                         Market
      AMOUNT          DESCRIPTION                                                                                    Value
REPURCHASE AGREEMENT-- 5.2%
$        2,010,000    Northern Trust Co.,
                           5.90%, due January 2, 2001                                                                  2,010,000

TOTAL INVESTMENTS-- 100.1%                                                                                            38,591,577

Other assets less liabilities-- (0.1%)                                                                                   (26,386 )

TOTAL NET ASSETS-- 100.0%
     (equivalent to $10.77 per share; 10,000,000 shares of $1.00 par
     value capital shares authorized; 3,579,802 shares outstanding)                                           $       38,565,191

ADR - American Depository Receipt

*Non ADR

See accompanying Notes to Financial Statements.


Technology Fund

Objective:
The UMB Scout Technology Fund seeks to provide long-term capital appreciation. To pursue its objective, the Fund will invest principally in securities of companies that develop, produce or distribute products and services related to technology.

Following their strong performance in 1999, technology stocks experienced an almost complete reversal in 2000. The S&P 500 Technology Sector experienced a 40% loss in 2000, after its 75% gain in 1999, which resulted in a 5% gain for the two-year period.

After several years of expanding PE multiples, tech stocks went out of favor toward the end of the first quarter of 2000, as investors began to focus on valuations. Later in the year, as indications of a slowing economic environment became increasingly apparent, the technology sector experienced another significant decline. Although we finished the year 2000 down slightly over 33%, this was 6.7% ahead of the index.

It is still uncertain what level of spending for technology products we will see in 2001. We have positioned the Fund in the areas we expect will see the strongest growth and experience the best relative performance. We maintain a heavy exposure to communications equipment companies and related semiconductor stocks with the belief that growth will continue to be strong in specific areas within the industry. A large percentage of the Fund is in productivity-enhancing software companies, primarily targeted at network management and optimization. We remain underweighted in computer hardware stocks, anticipating that difficult business conditions for these companies will continue. With the pull-back in valuations for the sector, and strong growth still expected in several areas, we feel that the technology sector has the potential to be one of the market's best performers in 2001.

The UMB Scout Technology Fund closed the quarter ended December 31, 2000 at $6.61 per share and had a total return (price change and reinvested distributions) of -33.16% for the quarter and -33.90% since inception. The Fund's benchmark, the S&P High-Tech Composite, posted returns of -30.96% for the quarter and -40.62% since inception of the Technology Fund.

Larry Valencia, CFA
Craig Novorr
UMB Investment Advisors

HYPOTHETICAL GROWTH OF $10,000
UMB Scout Technology Fund
as of December 31, 2000

CHART

Source: UMB Investment Advisors
For illustrative purposes only; may not represent your returns.

FUND DIVERSIFICATION
UMB Scout Technology Fund

PIE CHART
Communication Equipment                                                              25%
Software                                                                             23%
Cash & Equivalents                                                                   17%
Semiconductor Equipment
   & Products                                                                        11%
Computers & Peripherals                                                              10%
Electronic Equipment                                                                  5%
Health Care Equipment
   & Supplies                                                                         3%
Biotechnology                                                                         2%
Diversified Telecommunications                                                        2%
Internet Software & Services                                                          2%

Based on total investments as of December 31, 2000. Subject to change.

COMPARATIVE RATES OF RETURN
UMB Scout Technology Fund
as of December 31, 2000
                                                                 Month      Quarter      Inception
UMB Scout Technology Fund                                        -1.05%      -33.16%       -33.90%
S&P High-Tech Composite(A)                                      -10.15%      -30.96%       -40.62%
Morgan Stanley High-Tech 35(A)                                   -5.70%      -29.72%       -31.92%
Lipper Science and Technology Fund Index                         -1.04%      -34.61%       -35.18%

Inception - May 1, 2000.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

(A)Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Top Ten Equity Holdings
UMB Scout Technology Fund
                                                                                Market                   Percent
                                                                             Value (000's)              of Total
Comverse Technology, Inc.                                                       $    328                    4%
Qualcomm, Inc.                                                                       271                    4%
Cisco Systems, Inc.                                                                  262                    4%
EMC Corporation                                                                      223                    3%
Applied Micro Circuits                                                               218                    3%
Siebel Systems, Inc.                                                                 211                    3%
Veritas Software Co.                                                                 209                    3%
Oracle Corp.                                                                         199                    3%
ADC Telecommunication                                                                192                    3%
Network Appliance, Inc.                                                              192                    3%
Top Ten Equity Holdings Total:                                                    $2,305 (B)               31% (B)

As of December 31, 2000, statement of assets. Subject to change.

(B)Market Values and Percents of Total are rounded; may not equal total.

Due to the limited focus of this fund, it is not intended to serve as an investment program by itself.


Statement Of Net Assets
December 31, 2000 (unaudited)
Technology Fund
                                                                                                                    Market
      Shares          COMPANY                                                                                        Value
COMMON STOCKS-- 82.6%
HEALTH CARE-- 4.9%
Biotechnology-- 2.5%
             4,466    Immunex Corp.                                                                           $          181,431

Health Care Equipment-- 2.4%
             1,865    Applera Corp. - Applied Biosystems                                                                 175,427

INFORMATION TECHNOLOGY-- 77.7%
Communications Equipment-- 24.7%
            10,596    ADC Telecommunications, Inc.                                                                       192,053
             6,843    Cisco Systems, Inc.                                                                                261,745
             3,024    Comverse Technology, Inc.                                                                          328,482
             3,280    Corning, Inc.                                                                                      173,225
             2,819    JDS Uniphase Corp.                                                                                 117,517
             4,366    Nortel Networks Corp.                                                                              139,985
             3,300    Qualcomm, Inc.                                                                                     271,219
             6,520    Sun Microsystems, Inc.                                                                             181,745
             3,780    Sycamore Networks, Inc.                                                                            140,805
                                                                                                                       1,806,775
Computers & Peripherals-- 9.5%
             2,000    Brocade Communications Systems, Inc.                                                               183,625
             3,348    EMC Corporation                                                                                    222,642
             2,985    Network Appliance, Inc.                                                                            191,740
             2,906    Scientific Atlanta, Inc.                                                                            94,627
                                                                                                                         692,634
Electrical Equipment & Instruments-- 5.2%
             2,900    Applied Micro Circuits Corp.                                                                       217,636
             4,709    Solectron Corp.                                                                                    159,635
                                                                                                                         377,271
Internet Software & Services-- 2.4%
             2,400    Verisign, Inc.                                                                                     178,050

Semiconductor Equipment-- 10.7%
             3,428    Analog Devices                                                                                     175,471
             2,289    Applied Materials, Inc.                                                                             87,411
             1,105    Broadcom Corp., Class A                                                                             93,373
             3,660    Intel Corp.                                                                                        110,715
             1,846    PMC-Sierra, Inc.                                                                                   145,142
             4,845    Rambus, Inc., Delaware                                                                             175,026
                                                                                                                         787,137
Software-- 23.1%
             1,750    Ariba, Inc.                                                                                         94,063
             2,500    BEA Systems, Inc.                                                                                  168,281
             1,400    Check Point Software Tech, Ltd.                                                                    186,988
             2,676    I2 Technologies, Inc.                                                                              145,508
             1,159    Juniper Networks, Inc.                                                                             146,106
             2,460    Micromuse, Inc.                                                                                    148,484
             4,147    Microsoft Corp.                                                                                    180,395
             6,846    Oracle Corp.                                                                                       198,962
             3,110    Siebel Systems, Inc.                                                                               210,703
             2,389    Veritas Software Corp.                                                                             209,038
                                                                                                                       1,688,526
Telecommunications Equipment-- 2.1%
             2,575    Avanex Corp.                                                                                       153,373

TOTAL COMMON STOCKs-- 82.6%                                                                                            6,040,623

       FACE                                                                                                         Market
      AMOUNT          DESCRIPTION                                                                                    Value
REPURCHASE AGREEMENT-- 32.4%
$        2,370,000    Northern Trust Co.,
                           5.90% due January 2, 2001                                                                   2,370,000
TOTAL INVESTMENTS-- 115.0%                                                                                             8,410,623

Other assets less liabilities-- (15.0%)                                                                               (1,096,239 )

TOTAL NET ASSETS-- 100.0%
     (equivalent to $6.61 per share; unlimited shares of $1.00 par value
     capital shares authorized; 1,106,084 shares outstanding)                                                 $        7,314,384

See accompanying Notes to Financial Statements.


Capital Preservation Fund

Objective:

The UMB Scout Capital Preservation Fund seeks long-term capital growth by investing in companies whose earnings or tangible assets are expected to outpace inflation.

In 2000, the UMB Scout Capital Preservation Fund continued to have its heaviest weighting in energy and energy-related issues, with the second highest weighting in raw materials -- specifically in metals and mining. We continue to be puzzled by the lack of response of common stocks in natural resource companies compared to the strong prices of their underlying natural resources.

Because of the overall lack of participation of the stock of natural resource companies, we have maintained substantial buying reserves, which we will deploy as investors begin to respond to the underlying fundamentals. It is likely that investors had been reluctant to move funds into this area fearing that the Federal Reserve's tightening would slow our economy, negatively affecting the demand for raw materials. However, with the Federal Reserve now easing, this may create more demand in the natural resource area going forward.

Also, it is customary for a country's currency to weaken as its economy's rate of growth slows. Since most major commodities are traded in U.S. dollars, a weakening dollar should help support commodity prices. In recent months, the dollar has, in fact, begun to retreat. A continuation of this new trend would be beneficial for the natural resource based companies and likely for their stocks as well.

The UMB Scout Capital Preservation Fund closed the quarter ended December 31, 2000 at $9.89 per share and had a total return (price change and reinvested distributions) of 3.01% for the quarter and 6.04% for the calendar year. The Fund's benchmark, the Goldman Sachs Commodity Index, posted returns of 7.21% for the quarter and 49.74% for the calendar year.

David R. Bagby, CFA
UMB Investment Advisors

HYPOTHETICAL GROWTH OF $10,000
UMB Scout Capital Preserevation Fund
as of December 31, 2000

CHART

Source: UMB Investment Advisors
For illustrative purposes only; may not represent your returns.

FUND DIVERSIFICATION
UMB Scout Capital Preservation Fund

PIE CHART
Cash & Equivalents                                                                   58%
Energy                                                                               20%
Materials                                                                            11%
Industrials                                                                           6%
Consumer Staples                                                                      4%
Utilities                                                                             1%

Based on total investments as of December 31, 2000. Subject to change.

COMPARATIVE RATES OF RETURN
UMB Scout Capital Preservation Fund
as of December 31, 2000
                                                                Quarter       1 Year     Inception
UMB Scout Capital Preservation Fund                               3.01%        6.04%        2.00%
Goldman Sachs Commodity Index(A)                                  7.21%       49.74%       13.25%
Lipper Natural Resources Fund Index(A)                            3.88%       31.31%       11.89%

Inception - February 23, 1998.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

(A)Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Top Ten Equity Holdings
UMB Scout Capital Preservation Fund
                                                                                  Market                 Percent
                                                                               Value (000's)             of Total
Casey's General Stores                                                            $   45                    4%
Kansas City Southern Industries, Inc.                                                 41                    3%
Texaco, Inc.                                                                          37                    3%
Ultramar Diamond Shamrock                                                             37                    3%
USX Marathon Group                                                                    36                    3%
Anadarko Petroleum Corp.                                                              36                    3%
ASA Ltd.                                                                              35                    3%
Placer Dome, Inc.                                                                     35                    3%
Imperial Oil Ltd.                                                                     34                    3%
Kerr-McGee Corp.                                                                      34                    3%
Top Ten Equity Holdings Total:                                                      $369 (B)               31% (B)

As of December 31, 2000, statement of assets. Subject to change.

(B)Market Values and Percents of Total are rounded; may not equal total.

HISTORICAL PER-SHARE RECORD
UMB Scout Capital Preservation Fund
                                                       Income &                                Cumulative(C)
                                        Net           Short-Term            Long-Term            Value Per
                                       Asset             Gains                Gains             Share Plus
                                       Value         Distribution         Distribution         Distributions
12/31/98                             $  8.91              0.13                  $ --               $  9.04
12/31/99                                9.59              0.24                    --                  9.96
12/31/00                                9.89              0.27                    --                 10.53

Distributions typically occur in June and December.

(C)Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


Statement Of Net Assets
December 31, 2000 (unaudited)
Capital Preservation Fund
                                                                                                                    Market
      Shares          Company                                                                                        Value
COMMON STOCKS-- 41.8%
Materials-- 10.6%
             2,300    ASA Ltd.                                                                                       $    35,219
               800    BHP Ltd.                                                                                            16,800
             1,100    Engelhard Corp.                                                                                     22,412
               400    Onesteel Ltd.                                                                                          211
             3,600    Placer Dome, Inc.                                                                                   34,650
             1,000    WMC Ltd                                                                                             16,875
                                                                                                                         126,167
Industrials-- 5.7%
             4,000    Isco, Inc.                                                                                          28,000
             4,000    Kansas City Southern Industries                                                                     40,500
                                                                                                                          68,500
Consumer Staples-- 3.7%
             3,000    Casey's General Stores                                                                              44,813

Energy-- 20.6%
               500    Anadarko Petroleum Corp.                                                                            35,540
               800    Baker Hughes, Inc.                                                                                  33,250
             1,300    Imperial Oil Ltd                                                                                    34,190
               500    Kerr-McGee Corp.                                                                                    33,469
               600    Texaco, Inc.                                                                                        37,274
             1,200    Ultramar Diamond Shamrock Corp.                                                                     37,050
             1,300    USX-Marathon Group                                                                                  36,075
                                                                                                                         246,848
Utilities-- 1.2%
               200    El Paso Energy Corp.                                                                                14,325

TOTAL COMMON STOCKS-- 41.8%                                                                                              500,653

       FACE                                                                                                         Market
      AMOUNT          DESCRIPTION                                                                                    Value
REPURCHASE AGREEMENT-- 59.4%
$          710,000    Northern Trust Co.,
                           5.90%, due January 2, 2001                                                                    710,000

TOTAL INVESTMENTS-- 101.2%                                                                                             1,210,653

Other assets less liabilities-- (1.2%)                                                                                   (15,186 )

TOTAL NET ASSETS-- 100.00%
     (equivalent to $ 9.89 per share; 10,000,000 shares of $1.00 par value
     capital shares authorized; 120,855.985 shares outstanding)                                               $        1,195,467

See accompanying Notes to Financial Statements.


BaLanced Fund

Objective:

The UMB Scout Balanced Fund seeks long-term growth of capital and high current income by investing in equity securities and fixed-income securities.

During the fourth quarter of 2000, we restructured the UMB Scout Balanced Fund to more closely track our benchmark, the Lipper Balanced Fund Index. The Fund's composition was approximately 60% stocks and 40% fixed income. We employ a top-down discipline whereby we over or underweight specific sectors in the market. Accordingly, we underweighted technology companies and continue to overweight energy and industrial companies.

The individual stock positions of the Fund were further adjusted by moving into mid- and large-capitalization companies that enjoy quality growth characteristics but sell at reasonable multiples when compared to their sector peers. Occasionally, we will use foreign, large-capitalization companies that trade as American Depository Receipts (ADR's). These positions are taken in companies that compete on a worldwide basis with American companies and represent successful competitors to domestic firms. Our bond portfolio is high quality and reflects a duration which matches the Lehman Brothers Government/Credit Intermediate Bond Index.

The UMB Scout Balanced Fund closed the quarter ended December 31, 2000 at $9.15 per share and had a total return (price change and reinvested distributions) of -0.13% for the quarter and 10.24% for the calendar year. The Fund's benchmark, the Lipper Balanced Fund Index, posted returns of -1.32% for the quarter and 2.39% for the calendar year.

James A. Reed II, JD, CFA
UMB Investment Advisors

HYPOTHETICAL GROWTH OF $10,000
UMB Scout Balanced Fund
as of December 31, 2000

CHART

Source: UMB Investment Advisors
For illustrative purposes only; may not represent your returns.

FUND DIVERSIFICATION
UMB Scout Balanced Fund

PIE CHART
Fixed Income                                                        34%
Cash & Equivalents                                                  12%
Industrials                                                         10%
Info Technology                                                     10%
Consumer Discretion                                                  7%
Finance                                                              7%
Health Care                                                          7%
Energy                                                               5%
Consumer Staples                                                     3%
Telecom Services                                                     2%
Utilities                                                            2%
Materials                                                            1%

Based on total investments as of December 31, 2000. Subject to change.

COMPARATIVE RATES OF RETURN
UMB Scout Balanced Fund
as of December 31, 2000
                                                                 1 Year      3 Years     5 Years  Inception
UMB Scout Balanced Fund                                          10.24%        4.02%       5.63%     5.65%
Lipper Balanced Fund Index(A)                                     2.39%        8.69%      11.80%    11.81%

Inception - December 6, 1995.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

(A)Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Top Ten Equity Holdings
UMB Scout Balanced Fund
                                                                                  Market                Percent
                                                                               Value (000's)           of Total
General Dynamics Corp.                                                             $  62                    3%
Southwest Airlines Co.                                                                57                    3%
Merck & Co., Inc.                                                                     47                    3%
Tyco International Ltd.                                                               39                    2%
Lincoln National Corp.                                                                34                    2%
Oracle Corp.                                                                          31                    2%
TECO Energy, Inc.                                                                     30                    2%
General Mills, Inc.                                                                   30                    2%
Kimberly-Clark Corp.                                                                  30                    2%
PepsiCo, Inc.                                                                         30                    2%
Top Ten Equity Holdings Total:                                                      $390 (B)               22% (B)

As of December 31, 2000, statement of assets. Subject to change.

(B)Market Values and Percents of Total are rounded; may not equal total.

HISTORICAL PER-SHARE RECORD
UMB Scout Balanced Fund
                                                       Income &                                Cumulative(C)
                                        Net           Short-Term            Long-Term            Value Per
                                       Asset             Gains                Gains             Share Plus
                                       Value         Distribution         Distribution         Distributions
12/31/95                             $ 10.02            $ 0.12                  $ --               $ 10.14
12/31/96                               10.33              0.18                    --                 10.75
12/31/97                               10.62              0.58                  0.16                 11.78
12/31/98                               10.01              0.45                  0.49                 12.11
12/31/99                                9.24              0.64                  0.03                 12.01
12/31/00                                9.15              1.02                    --                 12.93

Distributions typically occur in June and December.

(C)Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


Statement Of Net Assets
December 31, 2000 (unaudited)
Balanced Fund
                                                                                                                    Market
      Shares          COMPANY                                                                                        Value
COMMON STOCKS-- 54.9%
CONSUMER DISCRETIONARY-- 7.1%
             1,150    Darden Restaurants, Inc.                                                                $           26,306
               675    General Mills, Inc.                                                                                 30,080
               500    Knight Ridder, Inc.                                                                                 28,438
               415    McDonald's Corp.                                                                                    14,110
               970    TJX Companies, Inc.                                                                                 26,918
                                                                                                                         125,851
CONSUMER STAPLES-- 3.4%
               425    Kimberly-Clark Corp.                                                                                30,043
               600    PepsiCo, Inc.                                                                                       29,738
                                                                                                                          59,781
ENERGY -- 5.2%
               475    BP Amoco PLC                                                                                        22,741
               300    Kerr-McGee Corp.                                                                                    20,081
               500    Shell Transport & Trading PLC                                                                       24,688
               335    Total Fina Elf, S.A. Class B                                                                        24,350
                                                                                                                          91,860
FINANCE -- 7.0%
               260    American International
                           Group, Inc.                                                                                    25,626
               325    AON Corp.                                                                                           11,131
               725    Lincoln National Corp. Indiana                                                                      34,302
               300    Northern Trust Corp.                                                                                24,469
               500    Wells Fargo & Co.                                                                                   27,844
                                                                                                                         123,372
HEALTH CARE-- 7.1%
               185    Amgen, Inc.                                                                                         11,828
               220    Bristol Myers Squibb Co.                                                                            16,266
               250    Johnson & Johnson                                                                                   26,266
               500    Merck & Co., Inc.                                                                                   46,813
               550    Pfizer, Inc.                                                                                        25,300
                                                                                                                         126,473
INDUSTRIALS-- 10.3%
               390    Automatic Data Processing, Inc.                                                                     24,692
               800    General Dynamics Corp.                                                                              62,400
             1,700    Southwest Airlines Co.                                                                              57,001
               700    Tyco International, Ltd.                                                                            38,850
                                                                                                                         182,943
INFORMATION TECHNOLOGY-- 9.7%
               115    Applera Corp - Applied Biosystems                                                                   10,817
               775    Cisco Systems, Inc.                                                                                 29,644
               650    Flextronics International, Ltd.                                                                     18,525
               600    Intel Corp.                                                                                         18,150
               450    Microsoft Corp.                                                                                     19,575
               600    Nokia Corp. ADR Class A                                                                             26,100
             1,050    Oracle Corp.                                                                                        30,516
               660    Sun Microsystems, Inc.                                                                              18,398
                                                                                                                         171,724
  MATERIALS -- 1.5%
               660    Air Products & Chemicals, Inc.                                                                      27,060

TELECOMMUNICATION SERVICES-- 2.0%
               235    SBC Communications, Inc.                                                                            11,221
               480    Verizon Communications                                                                              24,060
                                                                                                                          35,281
UTILITIES -- 1.7%
               935    Teco Energy, Inc.                                                                                   30,271

TOTAL COMMON STOCKS-- 54.9%                                                                                              974,615

       FACE                                                                                                         Market
      AMOUNT          DESCRIPTION                                                                                    Value
CORPORATE BONDS-- 12.9%
$           50,000    PepsiCo, Inc.,
                           5.75%, due January 2, 2003                                                                     49,689
            25,000    Southern New England Telephone,
                           Medium Term Note, 7.125%, due August 1, 2007                                                   26,491
            50,000    Stanley Works,
                           5.75%, due March 1, 2004                                                                       49,097
           100,000    V F Corp.,
                           8.10%, due October 1, 2005                                                                    103,349
TOTAL CORPORATE BONDS-- 12.9%                                                                                            228,625

U.S. GOVERNMENT SECURITIES-- 10.4%
           100,000    U.S. Treasury Note,
                           6.625%, due May 15, 2007                                                                      107,894
            75,000    U.S. Treasury Note,
                           6.375%, due April 30, 2002                                                                     75,914
TOTAL U.S. GOVERNMENT SECURITIES-- 10.4%                                                                                 183,808

GOVERNMENT-SPONSORED AGENCIES-- 10.5%
            50,000    Federal Home Loan Bank,
                           7.125%, due November 15, 2001                                                                  50,541
            25,359    Federal National Mortgage
                           Association,
                           6.00%, due April 1, 2001                                                                       25,180
             6,177    Federal National Mortgage
                           Association,
                           7.00%, due February 1, 2003                                                                     6,174
            50,000    Federal National Mortgage
                           Association,
                           6.625%, due October 15, 2007                                                                   52,180
            50,000    Federal Home Loan Mortgage Corp.,
                           6.625%, due September 15, 2009                                                                 51,976
TOTAL GOVERNMENT-SPONSORED AGENCIES-- 10.5%                                                                              186,049

REPURCHASE AGREEMENT-- 10.7%
$          190,000    Northern Trust Co.,
                           5.90%, due January 2, 2001                                                                    190,000

TOTAL INVESTMENTS-- 99.4%                                                                                              1,763,097

Other assets less liabilities-- 0.6%                                                                                      11,195

TOTAL NET ASSETS-- 100.0%
     (equivalent to $9.15 per share; 10,000,000 shares of $1.00 par value
     capital shares authorized; 193,933 shares outstanding)                                                   $        1,774,292

See accompanying Notes to Financial Statements.


Bond Fund

Objective:

The UMB Scout Bond Fund seeks maximum current income consistent with quality and maturity standards by investing in a diversified portfolio of fixed-income obligations.

The last half of 2000 saw the end of inflation concerns, but brought the beginning of recession anxiety. While the Federal Open Market Committee (FOMC), maintained an inflationary bias until the last 10 days of the year, the fixed-income markets maintained an inverted yield curve (long-term bonds yielding less than short-term bonds) throughout the last two quarters, which is an indicator of recessionary expectations. In late December, the FOMC reversed their outlook from "inflationary" to "weakness," apparently following the lead established by the bond markets. Rising expectations of recession, combined with dismal returns in the stock markets, inspired money managers to move heavily into bonds, driving Treasury rates sharply lower. By year end, 2, 5, and 10-year Treasuries had moved from June levels of 6.40%, 6.25% and 6.10% to 5.10%, 5.00% and 5.12%, respectively. This all occurred with a Fed funds target rate of 6.50%.

Our performance was bolstered by our ongoing emphasis on quality. Our extreme underweighting in BBB-rated companies (the lowest rating in the "investment grade" category) paid handsome dividends, as this group underperformed the other ratings categories. If a recession scenario continues to unfold, this strategy should continue to prove beneficial, as issues of lower-rated corporations may suffer in the fixed-income markets. Despite a moderate average maturity, the Fund generated nearly double-digit returns for the calendar year. This was a handsome outcome, given the difficulties suffered in the stock markets.

The UMB Scout Bond Fund closed the quarter ended December 31, 2000 at $11.09 per share and had a total return (price change and reinvested distributions) of 3.65% for the quarter and 9.27% for the calendar year. Relatively, the Fund's benchmark, the Lipper Intermediate Investment Grade Fund Index, posted returns of 7.01% for the quarter and 10.60% for the calendar year.

George W. Root
UMB Investment Advisors

HYPOTHETICAL GROWTH OF $10,000
UMB Scout Bond Fund (UMBBX)
as of December 31, 2000

CHART

Source: UMB Investment Advisors
For illustrative purposes only; may not represent your returns.

FUND DIVERSIFICATION
UMB Scout Bond Fund (UMBBX)

PIE CHART
Government & Agency                                                 68%
Corporate Bonds                                                     30%
Short-Term                                                           2%

Based on total investments as of December 31, 2000.
Subject to change.

COMPARATIVE RATES OF RETURN
UMB Scout Bond Fund (UMBBX)
as of December 31, 2000
                                                                 1 Year      3 Years      5 Years  10 Years
UMB Scout Bond Fund                                               9.27%        5.46%       5.43%    6.53%
Lipper Intermediate Inv.
  Grade Fund Index(A)                                            10.60%        5.71%       5.86%    7.52%
Lehman Brothers Govt./Credit Int.(A)                             10.12%        6.23%       6.11%    7.36%

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

(A)Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

HISTORICAL PER-SHARE RECORD
UMB Scout Bond Fund (UMBBX)
                                                       Income &                                Cumulative(B)
                                        Net           Short-Term            Long-Term            Value Per
                                       Asset             Gains                Gains             Share Plus
                                       Value         Distribution         Distribution         Distributions
12/31/82                             $ 10.05           $  0.03                  $ --               $ 10.08
12/31/83                                9.59              0.94                    --                 10.56
12/31/84                               10.37              0.45                    --                 11.79
12/31/85                               10.94              0.98                  0.02                 13.36
12/31/86                               11.37              0.83                  0.03                 14.64
12/31/87                               10.42              1.25                  0.01                 14.95
12/31/88                               10.19              0.81                  0.03                 15.56
12/31/89                               10.50              0.82                    --                 16.69
12/31/90                               10.54              0.79                    --                 17.52
12/31/91                               11.19              0.71                    --                 18.88
12/31/92                               11.20              0.71                    --                 19.60
12/31/93                               11.44              0.64                  0.04                 20.52
12/31/94                               10.46              0.63                    --                 20.17
12/31/95                               11.26              0.63                  0.01                 21.60
12/31/96                               11.02              0.62                    --                 21.99
12/31/97                               11.17              0.63                    --                 22.76
12/31/98                               11.33              0.62                    --                 23.54
12/31/99                               10.74              0.61                    --                 23.56
12/31/00                               11.09              0.56                    --                 24.47

Distributions typically occur in June and December.

(B)Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

Taxable Yield Curves
UMB Scout Bond Fund (UMBBX)
as of December 31, 2000

CHART

Source: UMB Investment Advisors


Statement Of Net Assets
December 31, 2000 (unaudited)
Bond Fund
       FACE                                                                                                               Market
      AMOUNT          DESCRIPTION                                                                                          Value
CORPORATE BONDS-- 29.9%
$        1,000,000    Alabama Power Co., 6.25%, due September 30, 2010                                        $          967,480
           500,000    Alabama Power Co., 5.49%, due November 1, 2005                                                     480,595
           500,000    Amoco Canada Petroleum Co., 7.25%, due December 1, 2002                                            511,590
           500,000    Atlantic Richfield Co., 5.55%, due April 15, 2003                                                  496,940
           500,000    Baltimore Gas & Electric Co., 6.5%,
                           due February 15, 2003                                                                         502,060
           500,000    BellSouth Telecommunications, 6.25%, due May 15, 2003                                              500,130
           500,000    BellSouth Telecommunications, 6.375%, due June 15, 2004                                            500,040
           500,000    Consolidated Edison Co. New York, Inc., 6.625%,
                           due February 1, 2002                                                                          501,405
           500,000    Cooper Industries, Inc., 5.88%, due February 20, 2003                                              482,115
           500,000    Dow Chemical Co., 7%, due August 15, 2005                                                          517,265
           500,000    Du Pont, (E.I.), De Nemours & Co., 6.75%,
                           due October 15, 2002                                                                          506,205
           500,000    Emerson Electric Co., 6.3%, due November 1, 2005                                                   503,970
           500,000    Engelhard Corp., 7%, due August 1, 2001                                                            500,100
           500,000    GTE South, Inc., 6%, due February 15, 2008                                                         477,585
           500,000    GTE Southwest, Inc., 6%, due January 15, 2006                                                      487,495
           500,000    General Mills, Inc., 5.98%, due July 9, 2001                                                       499,190
           500,000    Honeywell, Inc., 6.75%, due March 15, 2002                                                         504,660
           500,000    International Business Machines Corp., 7.25%,
                           due November 1, 2002                                                                          510,270
           500,000    Kansas City Power & Light, 6.5%, due January 2, 2001                                               500,000
           500,000    Monongahela Power Co., 7.375%, due July 1, 2002                                                    507,020
           500,000    Motorola, Inc., 7.625%, due November 15, 2010                                                      514,810
         1,000,000    New York Telephone Co., 5.875%, due September 1, 2003                                              987,840
           465,000    Northern Trust Corp., 7.1%, due August 1, 2009                                                     476,583
           500,000    Oneok, Inc., 7.75%, due August 15, 2006                                                            519,545
           500,000    Pacific Bell Telephone Co., 7.25%, due July 1, 2002                                                506,035
           500,000    Pacificorp, 5.65%, due November 1, 2006                                                            466,860
           500,000    Sara Lee Corp., 6.45%, due September 26, 2005                                                      507,545
           500,000    Southwestern Bell Telephone Co., 5.77%,
                           due October 14, 2003                                                                          493,970
           500,000    Stanley Works, 5.75%, due March 1, 2004                                                            490,965
           500,000    Sysco Corporation, 7%, due May 1, 2006                                                             514,315
           500,000    Texaco Capital, Inc., 8.24%, due October 15, 2001                                                  507,935
           250,000    Texaco Capital, Inc., 5.7%, due December 1, 2008                                                   241,628
         1,000,000    Texas Instruments, Inc., 6.125%, due February 1, 2006                                              973,240
           500,000    Union Pacific Railroad Co., 7.01%, due June 1, 2004                                                505,455
           500,000    United Tech Corp., 7%, due September 15, 2006                                                      512,015
           500,000    Wisconsin Electric Power Co., 6.625%,
                           due November 15, 2006                                                                         499,665

TOTAL CORPORATE BONDS-- 29.9%                                                                                         19,174,521

U.S. GOVERNMENTAL AGENCIES-- 31.3%
$          500,000    Federal Farm Credit Bank, 6.7%, due October 11, 2006                                               520,000
           500,000    Federal Home Loan Bank, 5.65%, due March 3, 2003                                                   499,845
         1,000,000    Federal Home Loan Bank, 6.875%, due August 15, 2005                                              1,043,750
         1,000,000    Federal Home Loan Bank, 6.525%, due June 17, 2009                                                1,027,660
         1,000,000    Federal Home Loan Mortgage Corp., 6.05%,
                           due March 12, 2003                                                                            991,410
         1,000,000    Federal Home Loan Mortgage Corp., 5.75%,
                           due July 15, 2003                                                                           1,002,660
         1,000,000    Federal Home Loan Mortgage Corp., 6.75%,
                           due May 30, 2006                                                                            1,041,720
         2,500,000    Federal Home Loan Mortgage Corp., 6.625%,
                           due September 15, 2009                                                                      2,604,300
           500,000    Federal National Mortgage Association, 6.8%,
                           due January 10, 2003                                                                          510,780
           500,000    Federal National Mortgage Association, 5.5%,
                           due February 2, 2004                                                                          493,045
           329,405    Federal National Mortgage Association, 6.5%,
                           due November 1, 2004                                                                          329,504
         1,000,000    Federal National Mortgage Association, 6.36%,
                           due December 27, 2004                                                                         994,220
           500,000    Federal National Mortgage Association, 6.1%,
                           due January 26, 2005                                                                          495,155
         1,000,000    Federal National Mortgage Association, 6.82%,
                           due August 23, 2005                                                                         1,040,780
           500,000    Federal National Mortgage Association, 5.875%,
                           due February 14, 2006                                                                         501,250
         1,500,000    Federal National Mortgage Association, 6.41%,
                           due March 8, 2006                                                                           1,538,430
           500,000    Federal National Mortgage Association, 6.96%,
                           due April 2, 2007                                                                             527,580
           500,000    Federal National Mortgage Association, 6.7%,
                           due June 19, 2007                                                                             521,170
           500,000    Federal National Mortgage Association, 7.04%,
                           due September 7, 2007                                                                         514,610
         2,000,000    Federal National Mortgage Association, 6%,
                           due September 29, 2008                                                                      1,931,560
         1,000,000    Federal National Mortgage Association, 6.01%,
                           due November 13, 2008                                                                         965,310
           500,000    Federal National Mortgage Association, 6.11%,
                           due December 4, 2008                                                                          484,220
           481,383    Small Business Administration, 7.46%,
                           due March 1, 2010                                                                             481,383

TOTAL U.S. GOVERNMENTAL AGENCIES-- 31.3%                                                                              20,060,342

U.S. GOVERNMENTAL SECURITIES-- 27.6%
         1,000,000    U.S. Treasury Note, 6.125%, due December 31, 2001                                                1,005,620
         1,250,000    U.S. Treasury Note, 6.25%, due February 28, 2002                                                 1,260,938
         2,500,000    U.S. Treasury Note, 6.5%, due February 28, 2002                                                  2,529,300
           500,000    U.S. Treasury Note, 6.375%, due August 15, 2002                                                    508,360
         4,500,000    U.S. Treasury Note, 6.375%, due August 15, 2002                                                  4,575,240
           250,000    U.S. Treasury Note, 6.25%, due February 15, 2003                                                   255,273
         1,750,000    U.S. Treasury Note, 6.25%, due February 15, 2003                                                 1,786,908
         1,000,000    U.S. Treasury Note, 6%, due August 15, 2004                                                      1,028,280
         2,250,000    U.S. Treasury Note, 6.5%, due May 15, 2005                                                       2,373,750
         1,000,000    U.S. Treasury Note, 6.25%, due February 15, 2007                                                 1,055,620
         1,250,000    U.S. Treasury Note, 6%, due August 15, 2009                                                      1,318,950

TOTAL U.S. GOVERNMENTAL SECURITIES-- 27.6%                                                                            17,698,238

GOVERNMENT-SPONSORED ENTERPRISES-- 9.4%
$            6,982    Government National Mortgage Association, 8%,
                           due February 20, 2002                                                                           7,017
            13,196    Government National Mortgage Association, 8.5%,
                           due February 20, 2002                                                                          13,220
             6,605    Government National Mortgage Association, 8%,
                           due January 15, 2004                                                                            6,677
            60,312    Government National Mortgage Association, 9.5%,
                           due April 15, 2005                                                                             62,447
            29,048    Government National Mortgage Association, 9%,
                           due October 20, 2005                                                                           30,000
            37,908    Government National Mortgage Association, 7.5%,
                           due February 15, 2006                                                                          38,699
            20,855    Government National Mortgage Association, 7.5%,
                           due March 15, 2006                                                                             21,380
            45,638    Government National Mortgage Association, 8%,
                           due June 20, 2006                                                                              46,551
            36,622    Government National Mortgage Association, 8.5%,
                           due July 15, 2006                                                                              37,516
            95,745    Government National Mortgage Association, 7.5%,
                           due August 20, 2006                                                                            97,228
            24,640    Government National Mortgage Association, 8%,
                           due August 15, 2006                                                                            25,304
            89,216    Government National Mortgage Association, 8%,
                           due August 15, 2006                                                                            91,620
            61,249    Government National Mortgage Association, 7.5%,
                           due September 15, 2006                                                                         62,790
            36,047    Government National Mortgage Association, 7.5%,
                           due April 15, 2007                                                                             37,101
            89,169    Government National Mortgage Association, 7.5%,
                           due March 20, 2009                                                                             90,872
           240,523    Government National Mortgage Association, 6%,
                           due May 15, 2009                                                                              240,672
           158,888    Government National Mortgage Association, 7%,
                           due May 15, 2009                                                                              162,060
           325,987    Government National Mortgage Association, 6%,
                           due April 15, 2011                                                                            324,051
           273,084    Government National Mortgage Association, 6.5%,
                           due October 15, 2011                                                                          275,814
           330,942    Government National Mortgage Association, 6.5%,
                           due February 15, 2012                                                                         333,633
           360,416    Government National Mortgage Association, 6%,
                           due February 20, 2013                                                                         356,924
           355,288    Government National Mortgage Association, 6%,
                           due March 20, 2013                                                                            351,511
           375,622    Government National Mortgage Association, 6%,
                           due August 15, 2013                                                                           372,569
           380,042    Government National Mortgage Association, 6%,
                           due August 20, 2013                                                                           376,002
           414,988    Government National Mortgage Association, 6%,
                           due December 20, 2013                                                                         410,576
           405,923    Government National Mortgage Association, 6%,
                           due January 20, 2014                                                                          401,608
           420,835    Government National Mortgage Association, 6%,
                           due February 15, 2014                                                                         417,414
           418,486    Government National Mortgage Association, 6%,
                           due February 20, 2014                                                                         414,038
           455,378    Government National Mortgage Association, 6%,
                           due May 15, 2014                                                                              451,393
           493,613    Government National Mortgage Association, 7%,
                           due August 20, 2015                                                                           500,400

GOVERNMENT-SPONSORED ENTERPRISES-- 9.4%                                                                                6,057,086

REPURCHASE AGREEMENT-- 0.6%
           365,000    Northern Trust Co., 5.90%, due January 2, 2001                                                     365,000

TOTAL INVESTMENTS-- 98.8%                                                                                             63,355,186

Other assets less liabilities-- 1.2%                                                                                     764,354

TOTAL NET ASSETS-- 100.0%
     (equivalent to $11.09 per share; 10,000,000 shares of $1.00 par value
     capital shares authorized; 5,784,185 shares outstanding)                                                 $       64,119,540

See accompanying Notes to Financial Statements.


KANSAS TAX-EXEMPT BOND FUND

Objective:

The UMB Scout Kansas Tax-Exempt Bond Fund seeks current income exempt from regular federal income tax and Kansas state personal income tax, by investing in municipal bonds or debt instruments.

The municipal bond market was afforded a nice price increase/yield decrease in its investment portfolios during the fourth quarter of 2000. As investors sought shelter from the downturn in the stock and corporate bond markets, demand for municipal bonds increased. Municipal bonds have always been attractive to those households in the 28% tax brackets and even more so in 2000. The State of Kansas continues to be a strong and viable economy. We do not expect any major concerns for the State's economy, and have reason to believe that 2001 will be another good year for municipal bonds and the State of Kansas. With the strong demand for tax-exempt paper, we anticipate continued appreciation in the bond portfolio in the UMB Scout Kansas Tax-Exempt Bond Fund.

The UMB Scout Kansas Tax-Exempt Bond Fund closed the quarter ended December 31, 2000 at $9.87 per share and had a total return (price change and reinvested distributions) of 2.46% for the quarter and 6.43% for the calendar year. The Fund's benchmark, the Lehman Brothers 5-Year Municipals Index, posted returns of 2.77% for the quarter and 7.72% for the calendar year.

M. Kathryn Gellings
Rex Matlack
UMB Investment Advisors

HYPOTHETICAL GROWTH OF $10,000
UMB Scout Kansas Tax-Exempt Bond Fund
as of December 31, 2000

CHART

Source: UMB Investment Advisors
For illustrative purposes only; may not represent your returns.

FUND DIVERSIFICATION
UMB Scout Kansas Tax-Exempt Bond Fund

PIE CHART
Kansas                                                              98%
Short-Term                                                           2%

Based on total investments as of December 31, 2000. Subject to change.

COMPARATIVE RATES OF RETURN
UMB Scout Kansas Tax-Exempt Bond Fund
as of December 31, 2000
                                                                             Quarter      1 Year   Inception
UMB Scout Kansas Tax-Exempt Bond Fund                                          2.46%       6.43%     3.67%
Lehman Brothers 5-Year Municipals Index(A)                                     2.77%       7.72%      N.A.

Inception - February 23, 1998.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

(A)Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Investment income may be subject to federal alternative minimum tax, as well as certain state and local taxes. Capital gains are not exempt from federal income tax.

HISTORICAL PER-SHARE RECORD
UMB Scout Kansas Tax-Exempt Bond Fund
                                                       Income &                                Cumulative(B)
                                        Net           Short-Term            Long-Term            Value Per
                                       Asset             Gains                Gains             Share Plus
                                       Value         Distribution         Distribution         Distributions
12/31/98                             $ 10.01            $ 0.33                 $  --               $ 10.34
12/31/99                                9.68              0.40                    --                 10.40
12/31/00                                9.87              0.38                    --                 10.98

Distributions typically occur in June and December.

(B)Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


Statement Of Net Assets
December 31, 2000 (unaudited)
Kansas Tax-Exempt Bond Fund
       FACE                                                                                                               Market
      AMOUNT          DESCRIPTION                                                                                          Value
KANSAS
$          100,000    Baldwin City Kansas, 4.375%, due September 1, 2001                                      $          100,000
           165,000    Barton County Kansas, USD 428, Series A, 4.75%,
                           due September 1, 2011                                                                         166,650
           100,000    Wichita Kansas, 4.50%, due September 1, 2009                                                       100,000
           150,000    Cloud County Kansas, Unified School District 333, 5.10%,
                           due September 1, 2004                                                                         152,438
            55,000    Concordia Kansas, Water & Sewer Rev., 4.70%,
                           due November 1, 2007                                                                           54,862
            25,000    Derby Kansas G.O., Series A, 4.65%, due June 1, 2009                                                25,250
            50,000    Douglas County Kansas, Unified School District 497,
                           Series A, 4.50%, due September 1, 2002                                                         50,049
           200,000    Douglas County Kansas, Unified School District 497,
                           Series A, 4.30%, due September 1, 2005                                                        200,250
            10,000    Ellsworth Kansas, Public Building Rev., 4.50%,
                           due June 1, 2005                                                                                9,700
            20,000    Ellsworth Kansas, Public Building Rev., 4.70%,
                           due June 1, 2007                                                                               19,200
            50,000    Finney County Kansas, G.O., 4.30%, due December 1, 2011                                             49,062
            50,000    Garden City Kansas, 4.10%, due November 1, 2004                                                     49,625
            50,000    Hays Kansas, 4.40%, due September 1, 2010                                                           49,687
           100,000    Johnson County Kansas, Park Facility, 4.90%,
                           due September 1, 2009                                                                          94,875
           125,000    Johnson County Kansas, Unified School District 229,
                           Series B, 4.00%, due September 1, 2003                                                        124,531
           100,000    Johnson County Kansas, Unified School District 229,
                           Series A, 5.20%, due October 1, 2003                                                          102,625
           100,000    Johnson County Kansas, Unified School District 229,
                           Series A, 5.50%, due October 1, 2005                                                          103,250
            50,000    Johnson County Kansas, Unified School District 229,
                           Series A, 5.125%, due October 1, 2006                                                          52,250
            25,000    Johnson County Kansas, Unified School District 231,
                           Refinance & Improvement, Series A, 5.25%,
                           due October 1, 2002                                                                            25,469
           300,000    Johnson County Kansas, Unified School District 231,
                           Refinance & Improvement, Series A, 5.10%,
                           due October 1, 2004                                                                           305,250
           100,000    Johnson County Kansas, Unified School District 232, 5.00%,
                           due March 1, 2005                                                                             102,875
           100,000    Johnson County Kansas, Unified School District 512, 5.00%,
                           due October 1, 2009                                                                           103,000
           100,000    Johnson County Kansas, Water District #1, 4.90%,
                           due June 1, 2012                                                                              102,000
            50,000    Johnson County Kansas, Unified School District 512, 4.95%,
                           due October 1, 2009                                                                            51,562
             5,000    Junction City Kansas, Water & Sewer Rev., Series A, 4.50%,
                           due September 1, 2003                                                                           5,044
           200,000    Kansas State Dept. of Transportation, Highway Rev., 4.25%,
                           due September 1, 2001                                                                         200,428
             5,000    Kansas State Dept. of Transportation, Highway Rev., 4.80%,
                           due March 1, 2002                                                                               5,037
           200,000    Kansas State Dept. of Transportation, Highway Rev., 5.10%,
                           due March 1, 2005                                                                             207,000
           100,000    Kansas State Dev. Finance Auth., Board of Regents Rev.,
                           4.80%, due March 1, 2003                                                                       99,375
            50,000    Kansas State Dev. Finance Auth., Board of Regents Rev.,
                           4.875%, due March 1, 2004                                                                      49,375
             5,000    Kansas State Dev. Finance Auth., Comprehensive Rehab
                           Project Rev.,
                           4.60%, due October 1, 2002                                                                      5,038
            75,000    Lawrence Kansas, 5.10%, due September 1, 2001                                                       75,133
            30,000    Lawrence Kansas, G.O., 4.35%, due September 1, 2002                                                 30,112
           150,000    Lawrence Kansas, Series P, 5.20%, due September 1, 2002                                            150,237
           275,000    Leawood Kansas, Series A, 4.90%, due September 1, 2001                                             276,741
             5,000    Leawood Kansas, Series A, 5.00%, due September 1, 2002                                               5,031
           100,000    Leawood Kansas, 4.35%, due September 1, 2004                                                       100,625
            35,000    Lenexa Kansas, 5.00%, due September 1, 2005                                                         36,094
            10,000    Lenexa Kansas, Series A, 5.05%, due September 1, 2006                                               10,313
           100,000    Lyons County Kansas, Sales Tax Rev., 4.70%,
                           due September 1, 2009                                                                         101,500
           100,000    Miami County Kansas, Unified School District 367, 4.35%,
                           due September 1, 2005                                                                         100,375
           200,000    Overland Park Kansas, Internal Improvements, 4.20%,
                           due September 1, 2002                                                                         200,250
             5,000    Overland Park Kansas, Series B, 5.20%,
                           due September 1, 2002                                                                           5,034
           100,000    Prairie Village Kansas, Series B, 5.10%,
                           due September 1, 2005                                                                         100,289
$            5,000    Riley County Kansas, Series A, 4.35%,
                           due September 1, 2007                                                                           5,000
            80,000    Sabetha Kansas, Electric Rev., 4.00%,
                           due September 1, 2004                                                                          78,000
           155,000    Salina Kansas, Water & Sewer, Series B, 4.05%,
                           due October 1, 2001                                                                           155,093
            50,000    Salina Kansas, Water & Sewer, Series B, 4.10%,
                           due October 1, 2002                                                                            49,937
           100,000    Salina Kansas, Water & Sewer, Series B, 4.40%,
                           due October 1, 2008                                                                            99,875
           300,000    Sedgwick County Kansas, Series A, 5.00%,
                           due August 1, 2002                                                                            301,476
             5,000    Sedgwick County Kansas, Unified School District 260,
                           4.60%, due October 1, 2010                                                                      5,038
           200,000    Sedgwick County Kansas, Unified School District 263,
                           5.30%, due September 1, 2003                                                                  205,500
           340,000    Sedgwick County Kansas, Unified School District 265,
                           5.40%, due October 1, 2005                                                                    354,450
            50,000    Sedgwick County Kansas, Unified School District 265,
                           4.25%, due October 1, 2008                                                                     49,563
            50,000    Sedgwick County Kansas, Unified School District 261,
                           4.10%, due November 1, 2009                                                                    49,125
           180,000    Shawnee County Kansas, Series C, 5.30%,
                           due September 1, 2001                                                                         181,604
            35,000    Shawnee County Kansas, Series D, 4.15%,
                           due September 1, 2005                                                                          34,825
            50,000    Shawnee County Kansas, Unified School District 501, 4.30%,
                           due February 1, 2005                                                                           49,937
            50,000    Shawnee County Kansas, Unified School District 501, 4.00%,
                           due August 1, 2006                                                                             49,500
           200,000    Shawnee Kansas, Series A, 4.30%, due December 1, 2004                                              200,500
           100,000    Topeka Kansas, Refunding & Improvement Rev., Series A,
                           4.30%, due August 15, 2005                                                                    100,125
             5,000    Topeka Kansas, Series A, 5.25%, due August 15, 2011                                                  5,068
            70,000    Topeka Kansas, Water Works Improvement & Rev., 4.30%,
                           due August 1, 2007                                                                             69,825
            30,000    Wellington Kansas, Electric Water Works & Sewer
                           Utility Rev.,
                           4.60%, due May 1, 2007                                                                         30,337
            20,000    Wichita Kansas, Water & Sewer Utilities, 3.85%,
                           due April 1, 2001                                                                              19,994
            25,000    Winfield Kansas, Electric Rev., 4.65%,
                           due September 1, 2001                                                                          25,025
           300,000    Wyandotte County Kansas, Unified School District 204,
                           5.20%, due September 1, 2004                                                                  307,875
            35,000    Wyandotte County Kansas, Unified School District 204,
                           4.80%, due September 1, 2007                                                                   35,919
            50,000    Wyandotte County Kansas, Utility Service Revenue, 4.25%,
                           due September 1, 2009                                                                          49,500
                                                                                                                       6,470,582

TOTAL INVESTMENTS-- 98.1%                                                                                              6,470,582

Other assets less liabilities-- 1.9%                                                                                     128,166

TOTAL NET ASSETS-- 100.00%
     (equivalent to $9.87 per share; 10,000,000 shares of $1.00 par value
     capital shares authorized; 668,244 shares outstanding)                                                   $        6,598,748

See accompanying Notes to Financial Statements.


Money Market Fund

Objective:

The UMB Scout Money Market Fund offers shares of two separate portfolios, Federal and Prime. The Fund seeks maximum income consistent with safety of principal and maintenance of liquidity by investing in short-term debt instruments.

The UMB Scout Prime Money Market Fund finished the fourth quarter with a 7-day yield of 6.19%. The UMB Scout Federal Money Market Fund finished with a 7-day yield of 5.96%. The Federal Open Market Committee (FOMC) had maintained Fed Funds at 6.50% in the third and fourth quarters of the year, but reversed from an "inflationary" bias to a "weakening" bias in December. As forecasted in the last summary, we responded to this change by lengthening the average life of the funds to bolster yields as long as possible.

An investment in the UMB Scout Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

William A. Faust
UMB Investment Advisors

FUND DIVERSIFICATION
UMB Scout Money Market Fund
Prime Portfolio (UMPXX)

PIE CHART
Commercial Paper                                                                     95%
Government & Agency                                                                   5%

Based on total investments as of December 31, 2000. Subject to change.

FUND DIVERSIFICATION
UMB Scout Money Market Fund
Federal Portfolio (UMFXX)

PIE CHART
Agencies                                                                            100%

Based on total investments as of December 31, 2000. Subject to change.


STATEMENT OF NET ASSETS
December 31, 2000 (unaudited)
Money Market Fund
 FACE                                                                                                                    Market
AMOUNT                DESCRIPTION                                                                                        Value
PRIME PORTFOLIO
SHORT-TERM CORPORATE NOTES-- 96.3%
$        4,600,000    Aluminum Co. of America, 6.53%, due January 24, 2001                                    $        4,580,809
        14,000,000    Aluminum Co. of America, 6.5%, due February 1, 2001                                             13,921,639
         9,000,000    Aluminum Co. of America, 6.5%, due February 6, 2001                                              8,941,500
        10,000,000    Aluminum Co. of America, 6.5%, due February 6, 2001                                              9,935,000
         8,000,000    American Express Credit Corp., 6.4%, due January 2, 2001                                         7,998,578
        25,000,000    Amgen, Inc., 6.55%, due January 18, 2001                                                        24,922,674
         4,000,000    Archer Daniels Midland Co., 6.46%, due February 22, 2001                                         3,962,676
         5,000,000    AT&T Company, 6.51%, due January 5, 2001                                                         4,996,383
        10,000,000    AT&T Company, 6.52%, due January 9, 2001                                                         9,985,511
         7,000,000    AT&T Company, 6.52%, due January 10, 2001                                                        6,988,590
        10,000,000    AT&T Company, 6.54%, due January 11, 2001                                                        9,981,833
         7,800,000    AT&T Company, 6.54%, due April 10, 2001                                                          7,659,717
        15,000,000    Becton Dickinson & Co., 6.55%, due January 12, 2001                                             14,969,979
         2,500,000    Becton Dickinson & Co., 6.55%, due January 31, 2001                                              2,486,354
        18,000,000    BP Capital PLC, 6.53%, due January 10, 2001                                                     17,970,615
        10,000,000    California Pollution Control Rev. Auth, Ser 98A,
                           6.64%, due January 16, 2001                                                                10,000,000
         6,000,000    Coca-Cola Company, 6.51%, due January 18, 2001                                                   5,981,555
        17,000,000    Coca-Cola Company, 6.51%, due January 18, 2001                                                  16,947,739
        10,000,000    Deere (John) 6.57%, due January 5, 2001                                                          9,992,700
        10,000,000    Disney (Walt) Co., 6.52%, due January 9, 2001                                                    9,985,511
        11,400,000    Dover Corp., 6.55%, due January 18, 2001                                                        11,364,739
        23,000,000    Dover Corp., 6.56%, due January 31, 2001                                                        22,874,267
         6,000,000    Dover Corp., 6.55%, due February 7, 2001                                                         5,959,608
        29,000,000    Dow Chemical Co., 6.57%, due January 4, 2001                                                    28,984,123
         8,493,000    Eastman Kodak Co., 6.5%, due January 18, 2001                                                    8,466,931
        20,000,000    Eastman Kodak Co., 6.5%, due January 26, 2001                                                   19,909,722
         9,000,000    Eastman Kodak Co., 6.5%, due February 8, 2001                                                    8,938,250
         1,200,000    Eastman Kodak Co., 6.48%, due February 9, 2001                                                   1,191,576
         5,000,000    Gannett, Inc., 6.52%, due January 18, 2001                                                       4,984,606
        35,000,000    Gannett, Inc., 6.5%, due January 29, 2001                                                       34,823,056
        15,000,000    Halliburton Company, 6.55%, due January 25, 2001                                                14,934,500
         5,000,000    Heinz (H.J.) Co., 6.65%, due January 2, 2001                                                     4,999,076
         9,100,000    Heinz (H.J.) Co., 6.5%, due January 31, 2001                                                     9,050,708
         7,150,000    Heinz (H.J.) Co., 6.3%, due March 2, 2001                                                        7,074,925
         1,460,000    Hubbell, Inc., 6.46%, due February 16, 2001                                                      1,447,949
         2,700,000    Illinois Tool Works, Inc., 6.6%, due January 8, 2001                                             2,696,535
         8,500,000    Kellogg Co., 6.57%, due January 5, 2001                                                          8,493,795
        10,000,000    Kellogg Co., 6.55%, due January 16, 2001                                                         9,972,708
        20,000,000    Kellogg Co., 6.55%, due January 17, 2001                                                        19,941,778
         2,000,000    Kellogg Co., 6.55%, due January 30, 2001                                                         1,989,447
        13,000,000    Laclede Gas Co., 6.52%, due February 8, 2001                                                    12,910,531
         4,300,000    Laclede Gas Co., 6.35%, due February 26, 2001                                                    4,257,526
         1,322,000    Lucent Technologies, Inc., 6.68%, due January 12, 2001                                           1,319,302
         9,500,000    Lucent Technologies, Inc., 7.31%, due February 16, 2001                                          9,411,265
        12,000,000    Lucent Technologies, Inc., 6.9%, due March 30, 2001                                             11,797,600
        10,000,000    McDonald's Corp., 6.5%, due January 26, 2001                                                     9,954,861
         3,000,000    Merck & Co., Inc., 6.51%, due January 30, 2001                                                   2,984,268
        13,000,000    Monsanto Co., 6.5%, due February 9, 2001                                                        12,908,458
         4,500,000    Motorola Credit Corp., 6.3%, due March 23, 2001                                                  4,436,213
         1,000,000    Oneok, Inc., 6.65%, due January 16, 2001                                                           997,229
         3,000,000    Oneok, Inc., 6.6%, due January 30, 2001                                                          2,984,050
        11,500,000    Oneok, Inc., 6.59%, due February 5, 2001                                                        11,426,320
         6,000,000    Oneok, Inc., 6.55%, due February 12, 2001                                                        5,954,150
         6,000,000    Oneok, Inc., 6.45%, due March 5, 2001                                                            5,932,275
        13,000,000    Oneok, Inc., 6.45%, due March 13, 2001                                                          12,834,629
         5,000,000    Pfizer, Inc., 6.55%, due January 22, 2001                                                        4,980,896
        30,000,000    Pfizer, Inc., 6.5%, due January 22, 2001                                                        29,886,250
        12,000,000    Philip Morris Cos., Inc., 6.68%, due January 19, 2001                                           11,959,920
        18,000,000    Philip Morris Cos., Inc., 6.68%, due January 19, 2001                                           17,939,880
        10,000,000    Philip Morris Cos., Inc., 6.57%, due February 28, 2001                                           9,894,150
        14,000,000    SBC Communications, Inc., 6.53%, due January 19, 2001                                           13,954,290
        23,000,000    SBC Communications, Inc., 6.5%, due February 5, 2001                                            22,854,653
         1,850,000    SBC Communications, Inc., 6.5%, due February 13, 2001                                            1,835,637
        25,000,000    Snap-On, Inc., 6.55%, due January 4, 2001                                                       24,986,354
         9,000,000    Snap-On, Inc., 6.53%, due January 25, 2001                                                       8,960,820
        35,000,000    Texaco, Inc., 6.54%, due January 19, 2001                                                       34,885,550
         9,588,000    Verizon Global Funding Corp.,
                           6.52%, due January 30, 2001                                                                 9,537,642
        15,000,000    Verizon Global Funding Corp.,
                           6.51%, due February 7, 2001                                                                14,899,637
         6,500,000    Wisconsin Energy Corp., 6.59%, due January 19, 2001                                              6,478,583
        32,500,000    Wisconsin Energy Corp., 6.59%, due January 19, 2001                                             32,392,913

TOTAL SHORT-TERM CORPORATE NOTES-- 96.3%                                                                             785,863,512

GOVERNMENT-SPONSORED ENTERPRISES-- 5.5%
$        2,880,000    Federal Home Loan Bank, 5.035%,
                           Medium Term Note,
                           due June 8, 2001                                                                            2,866,657
        10,000,000    Federal Home Loan Mortgage Corp., 6.44%, Discount Note,
                           due January 16, 2001                                                                        9,973,167
        15,000,000    Federal Home Loan Mortgage Corp., 6.35%,
                           Medium Term Note,
                           due December 26, 2001                                                                      14,998,525
         7,000,000    Federal Home Loan Mortgage Corp., 5.50%, Debenture,
                           due January 7, 2002                                                                         6,949,929
        10,185,000    Federal National Mortgage Association, 5.21%,
                           Medium Term Note, due November 9, 2001                                                     10,131,130

TOTAL GOVERNMENT-SPONSORED ENTERPRISES-- 5.5%                                                                         44,919,408

TOTAL INVESTMENTS-- 101.8%                                                                                           830,782,920

Other assets less liabilities-- (1.8%)                                                                               (14,664,140 )

TOTAL NET ASSETS-- 100.0%
    (equivalent to $1.00 per share, 750,000,000 shares of $0.01 par value
    capital shares authorized: 816,148,450 shares outstanding)                                                $      816,118,780

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.


FEDERAL PORTFOLIO
 FACE                                                                                                                    Market
AMOUNT                DESCRIPTION                                                                                        Value
GOVERNMENT SPONSORED ENTERPRISES-- 99.5%
$        2,982,000    Federal Agricultural Mortgage Association, 6.46%,
                           Discount Note, due January 5, 2001                                                 $        2,979,860
        30,000,000    Federal Agricultural Mortgage Association, 6.43%,
                           Discount Note, due January 12, 2001                                                        29,941,058
           600,000    Federal Home Loan Bank, 6.3%, Discount Note,
                           due February 2, 2001                                                                          596,640
         1,426,000    Federal Home Loan Bank, 6.3%, Discount Note,
                           due February 15, 2001                                                                       1,414,770
           634,000    Federal Home Loan Bank, 6.3%, Discount Note,
                           due February 15, 2001                                                                         628,383
           700,000    Federal Home Loan Bank, 6.3%, Discount Note,
                           due March 14, 2001                                                                            691,180
         1,000,000    Federal Home Loan Bank, 5.75%, Discount Note,
                           due April 30, 2001                                                                            998,275
         1,850,000    Federal Home Loan Bank, 5.56%, Discount Note,
                           due September 24, 2001                                                                      1,844,158
         3,000,000    Federal Home Loan Bank, 6.6%, due November 14, 2001                                              3,000,000
        20,600,000    Federal Home Loan Mortgage Corp., 6.42%, Discount Note,
                           due January 9, 2001                                                                        20,570,611
        10,000,000    Federal Home Loan Mortgage Corp., 6.47%, Discount Note,
                           due January 16, 2001                                                                        9,973,042
        20,000,000    Federal Home Loan Mortgage Corp., 6.44%, Discount Note,
                           due January 16, 2001                                                                       19,946,333
         5,000,000    Federal Home Loan Mortgage Corp., 6.37%, Discount Note,
                           due January 30, 2001                                                                        4,974,343
           660,000    Federal Home Loan Mortgage Corp., 6.3%, Discount Note,
                           due February 1, 2001                                                                          656,420
         6,500,000    Federal Home Loan Mortgage Corp., 6.43%, Discount Note,
                           due February 8, 2001                                                                        6,455,883
        12,000,000    Federal Home Loan Mortgage Corp., 6.18%, Discount Note,
                           due February 13, 2001                                                                      11,911,420
        15,000,000    Federal Home Loan Mortgage Corp., 6.185%, Discount Note,
                           due February 20, 2001                                                                      14,871,146
         1,500,000    Federal Home Loan Mortgage Corp., 6.3%, Discount Note,
                           due February 22, 2001                                                                       1,486,350
         4,430,000    Federal Home Loan Mortgage Corp., 6.43%, Discount Note,
                           due February 22, 2001                                                                       4,388,855
         4,000,000    Federal Home Loan Mortgage Corp., 6.1%, Discount Note,
                           due March 1, 2001                                                                           3,960,011
           500,000    Federal Home Loan Mortgage Corp., 6.3%, Discount Note,
                           due March 8, 2001                                                                             494,225
         1,445,000    Federal National Mortgage Association,
                           6.3%, Discount Note,
                           due February 1, 2001                                                                        1,437,161
        20,000,000    Federal National Mortgage Association,
                           6.425%, Discount Note,
                           due February 1, 2001                                                                       19,889,347
         2,600,000    Federal National Mortgage Association,
                           6.3%, Discount Note,
                           due February 8, 2001                                                                        2,582,710
        29,650,000    Federal National Mortgage Association,
                           5.25%, Discount Note,
                           due February 12, 2001                                                                      29,602,151
         8,000,000    Federal National Mortgage Association,
                           6.42%, Discount Note,
                           due February 15, 2001                                                                       7,935,800
           966,000    Federal National Mortgage Association,
                           6.3%, Discount Note,
                           due March 15, 2001                                                                            953,659
         2,500,000    Federal Home Loan Bank, 6.045%, Medium Term Note,
                           due July 9, 2001                                                                            2,497,341
         7,000,000    Federal Home Loan Bank, 5.875%, Medium Term Note,
                           due August 15, 2001                                                                         6,984,053
           600,000    Federal Home Loan Bank, 5.375%, Medium Term Note,
                           due August 28, 2001                                                                           596,572
           500,000    Federal Home Loan Bank, 5.45%, Medium Term Note,
                           due September 4, 2001                                                                         497,954
         1,000,000    Federal Home Loan Bank, 5.31%, Medium Term Note,
                           due October 26, 2001                                                                          994,316
         1,000,000    Federal Home Loan Bank, 5.72%, Medium Term Note,
                           due December 3, 2001                                                                          998,141
         2,000,000    Federal Home Loan Bank, 5.43%, Medium Term Note,
                           due December 21, 2001                                                                       1,991,283
         1,000,000    Federal Home Loan Bank, 4.875%, Medium Term Note,
                           due January 22, 2002                                                                          991,262
         4,700,000    Federal Home Loan Mortgage Corp., 5%, Medium Term Note,
                           due February 15, 2001                                                                       4,690,305
         5,000,000    Federal Home Loan Mortgage Corp., 5.375%,
                           Medium Term Note, due March 1, 2001                                                         4,993,089
         1,500,000    Federal Home Loan Mortgage Corp., 5.865%,
                           Medium Term Note, due July 16, 2001                                                         1,497,722
           650,000    Federal Home Loan Mortgage Corp., 5.515%,
                           Medium Term Note, due September 24, 2001                                                      647,498
         1,000,000    Federal Home Loan Mortgage Corp., 5.5%,
                           Medium Term Note, due December 24, 2001                                                       996,159
        13,200,000    Federal Home Loan Mortgage Corp., 6.35%,
                           Medium Term Note, due December 26, 2001                                                    13,198,702
        23,000,000    Federal National Mortgage Association, 5.23%,
                           Medium Term Note, due January 8, 2001                                                      22,992,915
         7,000,000    Federal National Mortgage Association, 6.6039%,
                           Medium Term Note, due January 12, 2001                                                      6,996,954
           950,000    Federal National Mortgage Association, 4.87%,
                           Medium Term Note, due January 29, 2001                                                        948,673
         6,975,000    Federal National Mortgage Association, 5.6%,
                           Medium Term Note, due February 2, 2001                                                      6,967,900
         1,500,000    Federal National Mortgage Association, 5.28%,
                           Medium Term Note, due February 20, 2001                                                     1,497,266
         1,000,000    Federal National Mortgage Association, 5.36%,
                           Medium Term Note, due February 26, 2001                                                       998,114
         1,000,000    Federal National Mortgage Association, 5.72%,
                           Medium Term Note, due March 8, 2001                                                           998,815
        23,000,000    Federal National Mortgage Association, 6.52%,
                           Medium Term Note, due March 16, 2001                                                       22,997,216
         1,000,000    Federal National Mortgage Association, 5.36%,
                           Medium Term Note, due April 12, 2001                                                          997,410
         1,000,000    Federal National Mortgage Association, 5.3%,
                           Medium Term Note, due April 17, 2001                                                          997,077
         2,000,000    Federal National Mortgage Association, 5.85%,
                           Medium Term Note, due June 12, 2001                                                         1,997,582
           500,000    Federal National Mortgage Association, 6.01%,
                           Medium Term Note, due July 17, 2001                                                           499,618
         1,600,000    Federal National Mortgage Association, 5.91%,
                           Medium Term Note, due August 6, 2001                                                        1,598,428
         1,709,000    Federal National Mortgage Association, 5.21%,
                           Medium Term Note, due November 9, 2001                                                      1,699,961
         3,000,000    Federal National Mortgage Association, 6.6%,
                           Medium Term Note, due November 16, 2001                                                     3,000,000
           500,000    Federal National Mortgage Association, 5.44%,
                           Medium Term Note, due November 30, 2001                                                       497,464
         2,000,000    Federal National Mortgage Association, 5.46%,
                           Medium Term Note, due January 14, 2002                                                      1,991,117

TOTAL INVESTMENTS-- 99.5%                                                                                            323,434,700

Other assets less liabilities-- 0.5%                                                                                   1,589,568

TOTAL NET ASSETS-- 100.0%
     (equivalent of $1.00 per share; 750,000,000 shares of $0.01 par value
     capital shares authorized; 325,073,138 shares outstanding)                                               $      325,024,268

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.


Tax-Free Money Market Fund

Objective:

The UMB Scout Tax-Free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards. The fund further seeks to maintain a stable net asset value of $1.00 per share.


The UMB Scout Tax-Free Money Market Fund finished the quarter ended December 31, 2000 with a 7-day yield of 3.98%. The Federal Open Market Committee (FOMC) had maintained Fed Funds at 6.50% in the third and fourth quarters, but reversed from an "inflationary" bias to a "weakening" bias in December. Due to severe supply restrictions, we were unable to extend the Fund's average maturity before short-term rates began to drop. We anticipate a severe downturn in short-term, tax-free yields, due to the change in FOMC outlook and looming supply in January.

We continue to maintain what we believe to be a substantially higher level of credit quality than the average fund by reviewing issuers' creditworthiness on a "stand-alone" basis, without the support of third-party credit enhancement.

This management style should continue to make the Fund an attractive option for investors in the upper tax brackets who seek solid yields combined with top-tier credit quality.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Fund may be subject to the federal alternative minimum tax as well as state and local taxes.

John E. Kelley
UMB Investment Advisors

FUND DIVERSIFICATION
UMB Scout Tax-Free Money Market Fund (UMTXX)

PIE CHART

Demand Notes                           59%
Commercial Paper                       41%

Based on total investments as of December 31, 2000. Subject to change.


STATEMENT OF NET ASSETS
December 31, 2000 (unaudited)
Tax-Free Money Market Fund
         FACE                                                                                                           Market
STATE   AMOUNT       DESCRIPTION                                                                                        Value
ALASKA
        $2,100,000    Valdez Alaska, Variable Rate Note, due November 1, 2003                                 $        2,100,000
         1,000,000    Valdez Alaska, Commercial Paper, due January 10, 2001                                            1,000,000

ARKANSAS
           500,000    Pulaski County Arkansas, Variable Rate Note,
                           due August 1, 2022                                                                            500,000
           700,000    Pulaski County Arkansas, Variable Rate Note,
                           due December 31, 2002                                                                         700,000

ARIZONA
         1,000,000    Salt River Project Arizona, Commercial Paper,
                           due January 8, 2001                                                                         1,000,000
         1,250,000    Salt River Project Arizona, Commercial Paper,
                           due January 5, 2001                                                                         1,250,000
         2,750,000    Salt River Project Arizona, Commercial Paper,
                           due January 5, 2001                                                                         2,750,000
         1,000,000    Salt River Project Arizona, Commercial Paper,
                           due January 9, 2001                                                                         1,000,000

COLORADO
         2,000,000    Jefferson County Colorado, School District #R-001, 5%,
                           due June 27, 2001                                                                           2,006,389

FLORIDA
           600,000    Dade County Florida, I D A Exempt Facs,
                           Variable Rate Note,
                           due June 1, 2021                                                                              600,000
         1,000,000    Jacksonville Florida, Commercial Paper,
                           due January 9, 2001                                                                         1,000,000
         1,500,000    Jacksonville Florida, Commercial Paper,
                           due January 9, 2001                                                                         1,500,000
         1,300,000    Jacksonville Florida, 4.25%, due February 15, 2001                                               1,299,661
         1,500,000    Jacksonville Florida, Commercial Paper,
                           due February 2, 2001                                                                        1,500,000

GEORGIA
         2,000,000    Burke County Georgia, Variable Rate Note,
                           Pollution Control Rev.,
                           due July 1, 2024                                                                            2,000,000

ILLINOIS
         1,000,000    Sauget Illinois, Pollution Control Rev. (Monsanto),
                           Variable Rate Note,
                           due May 1, 2028                                                                             1,000,000
           900,000    Bedford Park Illinois, Variable Rate Note,
                           due August 1, 2022                                                                            900,000
           910,000    Illinois Development Finance Authority,
                           Variable Rate Note,
                           due November 1, 2012                                                                          910,000
           700,000    Sauget Illinois, Pollution Control Rev. (Monsanto),
                           Variable Rate Note, due September 1, 2014                                                     700,000

INDIANA
         1,000,000    Sullivan City Indiana, Commercial Paper,
                           due January 4, 2001                                                                         1,000,000
         1,000,000    Sullivan City Indiana, Commercial Paper,
                           due January 5, 2001                                                                         1,000,000
           500,000    Sullivan City Indiana, Commercial Paper,
                           due January 4, 2001                                                                           500,000
         1,000,000    Sullivan City Indiana, Commercial Paper,
                           due January 8, 2001                                                                         1,000,000

MARYLAND
         1,500,000    Baltimore County Maryland, Commercial Paper,
                           due January 9, 2001                                                                         1,500,000

MICHIGAN
         1,000,000    Detroit Michigan, School District, 7.15%,
                           due May 1, 2011                                                                             1,025,476

MISSISSIPPI
         1,500,000    Jackson County Mississippi, Chevron Project,
                           Variable Rate Note, due June 1, 2023                                                        1,500,000

MISSOURI
         2,000,000    Kansas City Missouri, 5.50%, due February 1, 2001                                                2,001,854
         2,200,000    Missouri State Health & Educational Facilities Auth.,
                           Variable Rate Note, due September 1, 2030                                                   2,200,000
         2,900,000    Missouri State Health & Educational Facilities Auth.,
                           Variable Rate Note, due September 1, 2030                                                   2,900,000
         1,000,000    Missouri State Health & Educational Facilities Auth.,
                           Variable Rate Note, due September 1, 2030                                                   1,000,000
           400,000    Missouri State Health & Educational Facilities Auth.,
                           Variable Rate Note, due October 1, 2009                                                       400,000
           675,000    Missouri State Health & Educational Facilities Auth.,
                           Variable Rate Note, due October 1, 2024                                                       675,000
         1,000,000    Missouri State Health & Educational Facilities Auth.,
                           Variable Rate Note, due November 1, 2029                                                    1,000,000
           500,000    St. Charles Missouri, Variable Rate Note,
                           due July 1, 2021                                                                              500,000
         1,225,000    Springfield Missouri, School District #12 Series A,
                           6.75%, due March 1, 2011                                                                    1,229,570

NEBRASKA
         1,000,000    Nebraska Public Power District, Series A,
                           Commercial Paper,
                           due January 11, 2001                                                                        1,000,000
         1,000,000    Omaha Nebraska, Public Power District, Commercial Paper,
                           due January 3, 2001                                                                         1,000,000
         1,000,000    Omaha Nebraska, Public Power District, Commercial Paper,
                           due January 2, 2001                                                                         1,000,000
         3,000,000    Omaha Nebraska, Public Power District, Commercial Paper,
                           due January 10, 2001                                                                        3,000,000

NEW MEXICO
         1,250,000    Hurley New Mexico, Pollution Control Rev.,
                           Variable Rate Note, due December 1, 2015                                                    1,250,000

OHIO
         2,200,000    Ohio State University, Series B, Variable Rate Note,
                           due December 1, 2019                                                                        2,200,000
         2,000,000    Ohio State University, Series B, Variable Rate Note,
                           due December 1, 2029                                                                        2,000,000

OKLAHOMA
         2,300,000    Garfield County Oklahoma, Pollution Control Rev.,
                           Series A,
                           Variable Rate Note, due January 1, 2025                                                     2,300,000
           500,000    Muskogee Oklahoma, Pollution Control Rev., Series A,
                           Variable Rate Note, due January 1, 2025                                                       500,000

OREGON
        $2,000,000    Port of Portland Oregon, Pollution Control Rev.,
                           Variable Rate Note, due December 1, 2009                                                    2,000,000

PENNSYLVANIA
         2,650,000    Beaver County Pennsylvania, Industrial Dev. Auth.,
                           Variable Rate Note, due December 1, 2020                                                    2,650,000

RHODE ISLAND
         2,900,000    Rhode Island State, Variable Rate Note, due June 1, 2018                                         2,900,000

TENNESSEE
         1,200,000    Metro Govt. Nashville/Davidson County Tennessee,
                           Variable Rate Note, due October 1, 2030                                                     1,200,000

TEXAS
         2,000,000    Gulf Coast Texas, Waste Disposal (Monsanto),
                           Variable Rate Note, due April 1, 2013                                                       2,000,000
           600,000    Gulf Coast Texas, Waste Disposal (Exxon),
                           Variable Rate Note, due June 1, 2020                                                          600,000
         1,750,000    Harris County Texas, Series A, Commercial Paper,
                           due January 11, 2001                                                                        1,750,000
         1,500,000    Harris County Texas, Series C, Commercial Paper,
                           due January 17, 2001                                                                        1,500,000
         1,000,000    Harris County Texas, Series C, Commercial Paper,
                           due January 29, 2001                                                                        1,000,000
         1,000,000    Harris County Texas, Series C, Commercial Paper,
                           due January 19, 2001                                                                        1,000,000
         1,000,000    Harris County Texas, Commercial Paper,
                           due January 3, 2001                                                                         1,000,000
         4,400,000    Lower Neches Valley Authority Texas,
                           Pollution Control Rev.,
                           Variable Rate Note, due February 1, 2004                                                    4,400,000
         4,500,000    Port of Corpus Christi Texas, Variable Rate Note,
                           due September 1, 2014                                                                       4,500,000
         3,000,000    San Antonio Texas, Water Sys. Rev., Series 95,
                           Commercial Paper,
                           due January 3, 2001                                                                         3,000,000
         2,000,000    San Antonio Texas, Water Sys. Rev., Series 95,
                           Commercial Paper,
                           due January 11, 2001                                                                        2,000,000
         2,700,000    Texas Public Finance Auth., Series B, Commercial Paper,
                           due January 8, 2001                                                                         2,700,000
         2,500,000    Texas Public Finance Auth., Series 93A, Commercial Paper,
                           due January 23, 2001                                                                        2,500,000
         1,000,000    Texas Public Finance Auth., Commercial Paper,
                           due January 2, 2001                                                                         1,000,000

UTAH
         2,500,000    Intermountain Power Agency Utah, Commercial Paper,
                           due January 4, 2001                                                                         2,500,000
         1,500,000    Intermountain Power Agency Utah, Commercial Paper,
                           due January 2, 2001                                                                         1,500,000
         1,000,000    Intermountain Power Agency Utah, Commercial Paper,
                           due January 8, 2001                                                                         1,000,000
         1,000,000    Intermountain Power Agency Utah, Commercial Paper,
                           due January 3, 2001                                                                         1,000,000
         1,550,000    Utah State, Variable Rate Note, due July 1, 2016                                                 1,550,000

WASHINGTON
        $1,500,000    Port of Seattle Washington, Variable Rate Note,
                           due January 15, 2005                                                                        1,500,000
         3,800,000    Seattle Washington, Municipal Light & Power Rev.,
                           Variable Rate Note, due November 1, 2018                                                    3,800,000
         1,000,000    Seattle Washington, Municipal Light & Power Rev.,
                           Variable Rate Note, due September 1, 2025                                                   1,000,000
         3,600,000    Washington State, Variable Rate Note, due June 1, 2020                                           3,600,000
         2,000,000    Washington State, Series B, Variable Rate Note,
                           due June 1, 2020                                                                            2,000,000
         1,400,000    Washington State, Variable Rate Note, due July 1, 2017                                           1,400,000
         1,300,000    Washington State Public Power Supply System,
                           Variable Rate Note, due July 1, 2012                                                        1,300,000
         2,000,000    Washington State Public Power Supply System,
                           Variable Rate Note, due July 1, 2012                                                        2,000,000

WISCONSIN
         1,400,000    Oak Creek Wisconsin, Variable Rate Note,
                           due August 1, 2016                                                                          1,400,000
         1,600,000    Sheboygan Wisconsin, Pollution Control Rev.,
                           Variable Rate Note, due August 1, 2014                                                      1,600,000
         1,500,000    Sheboygan Wisconsin, Pollution Control Rev.,
                           Variable Rate Note, due September 1, 2015                                                   1,500,000
         2,278,000    Wisconsin State Transportation, Commercial Paper,
                           due February 1, 2001                                                                        2,278,000
WYOMING
         1,000,000    Lincoln County Wyoming, Variable Rate Note,
                           due November 1, 2014                                                                        1,000,000
           500,000    Lincoln County Wyoming, Variable Rate Note,
                           due August 1, 2015                                                                            500,000

TOTAL INVESTMENTS-- 100.4%                                                                                           127,525,950

Other assets less liabilities-- (0.4%)                                                                                  (458,660 )

TOTAL NET ASSETS-- 100.0%
    (equivalent to $1.00 per share; 1,000,000,000 shares of $0.01 par value
    capital shares authorized; 127,147,157 shares outstanding)                                                $      127,067,290

See accompanying Notes to Financial Statements.


Statement Of Assets And Liabilities
December 31, 2000 (Unaudited)
(in thousands except per share data)
                                                                                                        Stock           Equity
                                                                                      Stock            Select            Index
                                                                                      Fund              Fund             Fund
ASSETS:
   Investment securities at cost                                                $       99,240   $       13,161    $       20,624
   Investment securities at market value                                        $      130,630   $       12,824    $       19,132
   Cash                                                                                  1,993                2                40
   Receivables:
      Investments sold                                                                      --               --                 4
      Dividends                                                                             95                9                16
      Interest                                                                              --               --                --
      Fund shares sold                                                                      --               --                86
         Total assets                                                                  132,718           12,835            19,278

LIABILITIES:
   Disbursements in excess of demand deposit money                                          --               --                --
   Payables:
      Investments purchased                                                                 --               --                27
      Income payable                                                                        --               --                 5
      Management fees                                                                       95                9                --
         Total Liabilities                                                                  95                9                32
NET ASSETS                                                                      $      132,623   $       12,826    $       19,246


NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                          97,452           13,422            20,879
   Accumulated undistributed income:
      Net investment income                                                                700               76                83
      Net realized gain (loss) on
         investment transactions                                                         3,108             (335 )            (224 )
   Net unrealized appreciation (depreciation) on
      investments and translation of assets and
      liabilities in foreign currencies                                                 31,363             (337 )          (1,492 )
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                     $      132,623   $       12,826    $       19,246

Capital  shares,  $1.00 par value  ($0.01 par value for Money  Market  Funds and
   Tax-Free Money Market Fund)
   Authorized                                                                           20,000           10,000         Unlimited
   Outstanding                                                                           7,751            1,399             2,120
NET ASSET VALUE PER SHARE                                                       $        17.11   $         9.17    $         9.08

See accompanying Notes to Financial Statements.


Statement Of Assets And Liabilities
December 31, 2000 (Unaudited)
 (in thousands except per share data)
                                                                                    Regional          WorldWide
                                                                                      Fund              Fund
ASSETS:
   Investment securities at cost                                                $       26,571   $      266,185
   Investment securities at market value                                        $       30,747   $      306,253
   Cash                                                                                      5             (111 )
   Receivables:
      Investments sold                                                                     690              313
      Dividends                                                                             44              223
      Interest                                                                               3               --
      Fund shares sold                                                                      --              761
         Total assets                                                                   31,489          307,439

LIABILITIES:
   Disbursements in excess of demand deposit money                                          --               --
   Payables:
      Investments purchased                                                                 30              162
      Income payable                                                                        --               --
      Management fees                                                                       22              281
         Total Liabilities                                                                  52              443
NET ASSETS                                                                      $   31,437       $      306,996


NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                          23,397          267,383
   Accumulated undistributed income:
      Net investment income                                                                240              928
      Net realized gain (loss) on
         investment transactions                                                         3,624           (1,264 )
   Net unrealized appreciation (depreciation) on
      investments and translation of assets and
      liabilities in foreign currencies                                                  4,176           39,949
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                     $       31,437   $      306,996

Capital  shares,  $1.00 par value  ($0.01 par value for Money  Market  Funds and
   Tax-Free Money Market Fund)
   Authorized                                                                           10,000           20,000
   Outstanding                                                                           2,712           14,457
NET ASSET VALUE PER SHARE                                                       $        11.59   $        21.24

See accompanying Notes to Financial Statements.


Statement Of Assets And Liabilities
December 31, 2000 (Unaudited)
 (in thousands except per share data)
                                                                                                                       Capital
                                                                                    WorldWide                          Preser-
                                                                                     Select          Technology         vation
                                                                                      Fund              Fund             Fund
ASSETS:
   Investment securities at cost                                                $       40,186   $       10,905    $        1,113
   Investment securities at market value                                        $       38,592   $        8,411    $        1,211
   Cash                                                                                    (22 )              1                 4
   Receivables:
      Investments sold                                                                      --               --                --
      Dividends                                                                             31                1                --
      Interest                                                                              --               --                --
      Fund shares sold                                                                      --               --                --
         Total assets                                                                   38,601            8,413             1,215

LIABILITIES:
   Disbursements in excess of demand deposit money                                          --               --                --
   Payables:
      Investments purchased                                                                 --            1,092                19
      Income payable                                                                        --               --                --
      Management fees                                                                       36                7                 1
         Total Liabilities                                                                  36            1,099                20
NET ASSETS                                                                      $   38,565       $        7,314    $        1,195


NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                          40,262           10,393             1,116
   Accumulated undistributed income:
      Net investment income                                                                 59               (5 )              18
      Net realized gain (loss) on
         investment transactions                                                          (162 )           (580 )             (18 )
   Net unrealized appreciation (depreciation) on
      investments and translation of assets and
      liabilities in foreign currencies                                                 (1,594 )         (2,494 )              79
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                     $       38,565   $        7,314    $        1,195

Capital  shares,  $1.00 par value  ($0.01 par value for Money  Market  Funds and
   Tax-Free Money Market Fund)
   Authorized                                                                           10,000        Unlimited            10,000
   Outstanding                                                                           3,580            1,106               121
NET ASSET VALUE PER SHARE                                                       $        10.77   $         6.61    $         9.89

See accompanying Notes to Financial Statements.


Statement Of Assets And Liabilities
December 31, 2000 (Unaudited)
 (in thousands except per share data)
                                                                                                                       Kansas
                                                                                    Balanced            Bond          Tax-Exempt
                                                                                      Fund              Fund           Bond Fund
ASSETS:
   Investment securities at cost                                                $        1,702   $       62,266    $        6,415
   Investment securities at market value                                        $        1,763   $       63,355    $        6,471
   Cash                                                                                      3               49                62
   Receivables:
      Investments sold                                                                      --               --                --
      Dividends                                                                              1               --                --
      Interest                                                                               9            1,031                92
      Fund shares sold                                                                      --               --                --
         Total assets                                                                    1,776           64,435             6,625

LIABILITIES:
   Disbursements in excess of demand deposit money                                          --               --                --
   Payables:
      Investments purchased                                                                 --               --                --
      Income payable                                                                        --              300                23
      Management fees                                                                        2               15                 3
         Total Liabilities                                                                   2              315                26
NET ASSETS                                                                      $   1,774        $       64,120    $        6,599


NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                           1,634           61,504             6,396
   Accumulated undistributed income:
      Net investment income                                                                 25            1,796               146
      Net realized gain (loss) on
         investment transactions                                                            83             (149 )              --
   Net unrealized appreciation (depreciation) on
      investments and translation of assets and
      liabilities in foreign currencies                                                     32              969                57
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                     $        1,774   $       64,120    $        6,599

Capital  shares,  $1.00 par value  ($0.01 par value for Money  Market  Funds and
   Tax-Free Money Market Fund)
   Authorized                                                                           10,000           10,000            10,000
   Outstanding                                                                             194            5,784               668
NET ASSET VALUE PER SHARE                                                       $         9.15   $        11.09    $         9.87

See accompanying Notes to Financial Statements.


Statement Of Assets And Liabilities
December 31, 2000 (Unaudited)
 (in thousands except per share data)
                                                                                      Money             Money
                                                                                     Market            Market          Tax-Free
                                                                                      Fund              Fund            Money
                                                                                      Prime            Federal          Market
                                                                                    Portfolio         Portfolio          Fund
ASSETS:
   Investment securities at cost                                                $      830,783   $      323,434    $      127,526
   Investment securities at market value                                        $      830,783   $      323,435    $      127,526
   Cash                                                                                     --              695                --
   Receivables:
      Investments sold                                                                      --               --                --
      Dividends                                                                             --               --                --
      Interest                                                                             452            2,814               639
      Fund shares sold                                                                      --               --                --
         Total assets                                                                  831,235          326,944           128,165

LIABILITIES:
   Disbursements in excess of demand deposit money                                      10,592               --               637
   Payables:
      Investments purchased                                                                 --               --                --
      Income payable                                                                     4,221            1,779               411
      Management fees                                                                      303              141                50
         Total Liabilities                                                              15,116            1,920             1,098
NET ASSETS                                                                      $   816,119      $      325,024    $      127,067


NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                         791,975          314,945           124,720
   Accumulated undistributed income:
      Net investment income                                                             24,144           10,080             2,327
      Net realized gain (loss) on
         investment transactions                                                            --               --                20
   Net unrealized appreciation (depreciation) on
      investments and translation of assets and
      liabilities in foreign currencies                                                     --               --                --
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                     $      816,119   $      325,024    $      127,067

Capital  shares,  $1.00 par value  ($0.01 par value for Money  Market  Funds and
   Tax-Free Money Market Fund)
   Authorized                                                                          750,000          750,000         1,000,000
   Outstanding                                                                         816,148          325,073           127,147
NET ASSET VALUE PER SHARE                                                       $         1.00   $         1.00    $         1.00

See accompanying Notes to Financial Statements.


Statement Of Operations
For The Six Months Ended December 31, 2000 (Unaudited)
(In Thousands)
                                                                                                        Stock           Equity
                                                                                      Stock            Select            Index
                                                                                      Fund              Fund             Fund
INVESTMENT INCOME:
   Interest                                                                     $          541   $           66    $          102
   Dividends                                                                               768               63                 6
                                                                                         1,309              129               108
EXPENSES:
   Management fees                                                                        (598 )            (53 )             (25 )
   Government fees                                                                         (11 )             --                --
                                                                                          (609 )            (53 )             (25 )
   Net investment income (loss)                                                            700               76                83

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
      investment transactions                                                            3,108             (335 )            (224 )
   Net increase (decrease) in unrealized appreciation
      on investments and translation of assets and
      liabilities in foreign currencies during
      the period                                                                        (5,320 )           (281 )          (1,615 )
   Net realized and unrealized gain (loss) on
      investments and translation of assets and
      liabilities in foreign currencies                                                 (2,212 )           (616 )          (1,839 )
      Net increase (decrease) in net assets
         resulting from operations                                              $       (1,512 ) $         (540 )  $       (1,756 )

See accompanying Notes to Financial Statements.


Statement Of Operations
For The Six Months Ended December 31, 2000 (Unaudited)
(In Thousands)
                                                                                    Regional          WorldWide
                                                                                      Fund              Fund
INVESTMENT INCOME:
   Interest                                                                     $          121   $        1,548
   Dividends                                                                               257            1,106
                                                                                           378            2,654
EXPENSES:
   Management fees                                                                        (127 )         (1,670 )
   Government fees                                                                         (11 )            (56 )
                                                                                          (138 )         (1,726 )
   Net investment income (loss)                                                            240              928

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
      investment transactions                                                            3,624           (1,264 )
   Net increase (decrease) in unrealized appreciation
      on investments and translation of assets and
      liabilities in foreign currencies during
      the period                                                                         2,093          (26,426 )
   Net realized and unrealized gain (loss) on
      investments and translation of assets and
      liabilities in foreign currencies                                                  5,717          (27,690 )
      Net increase (decrease) in net assets
         resulting from operations                                              $        5,957   $      (26,762 )

See accompanying Notes to Financial Statements.


Statement Of Operations
For The Six Months Ended December 31, 2000 (Unaudited)
(In Thousands)
                                                                                                                      Capital
                                                                                    WorldWide                         Preser-
                                                                                     Select          Technology        vation
                                                                                      Fund              Fund            Fund
INVESTMENT INCOME:
   Interest                                                                     $          126   $            1    $           19
   Dividends                                                                               140               33                 4
                                                                                           266               34                23
EXPENSES:
   Management fees                                                                        (207 )            (39 )              (5 )
   Government fees                                                                          --               --                --
                                                                                          (207 )            (39 )              (5 )
   Net investment income (loss)                                                             59               (5 )              18

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
      investment transactions                                                             (162 )           (580 )             (18 )
   Net increase (decrease) in unrealized appreciation
      on investments and translation of assets and
      liabilities in foreign currencies during
      the period                                                                        (3,585 )         (2,806 )              58
   Net realized and unrealized gain (loss) on
      investments and translation of assets and
      liabilities in foreign currencies                                                 (3,747 )         (3,386 )              40
      Net increase (decrease) in net assets
         resulting from operations                                              $       (3,688 ) $       (3,391 )  $           58

See accompanying Notes to Financial Statements.


Statement Of Operations
For The Six Months Ended December 31, 2000 (Unaudited)
(In Thousands)
                                                                                                                       Kansas
                                                                                    Balanced            Bond          Tax-Exempt
                                                                                      Fund              Fund          Bond Fund
INVESTMENT INCOME:
   Interest                                                                     $           29   $        2,074    $          164
   Dividends                                                                                 5               --                --
                                                                                            34            2,074               164
EXPENSES:
   Management fees                                                                          (9 )           (273 )             (18 )
   Government fees                                                                          --               (5 )              --
                                                                                            (9 )           (278 )             (18 )
   Net investment income (loss)                                                             25            1,796               146

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
      investment transactions                                                               83             (149 )              --
   Net increase (decrease) in unrealized appreciation
      on investments and translation of assets and
      liabilities in foreign currencies during
      the period                                                                            90            2,341               149
   Net realized and unrealized gain (loss) on
      investments and translation of assets and
      liabilities in foreign currencies                                                    173            2,192               149
      Net increase (decrease) in net assets
         resulting from operations                                              $          198   $        3,988    $          295

See accompanying Notes to Financial Statements.


Statement Of Operations
For The Six Months Ended December 31, 2000 (Unaudited)
(In Thousands)
                                                                                      Money             Money
                                                                                     Market            Market          Tax-Free
                                                                                      Fund              Fund            Money
                                                                                      Prime            Federal          Market
                                                                                    Portfolio         Portfolio          Fund
INVESTMENT INCOME:
   Interest                                                                     $       26,125   $       10,924    $        2,652
   Dividends                                                                                --               --                --
                                                                                        26,125           10,924             2,652
EXPENSES:
   Management fees                                                                      (1,962 )           (833 )            (316 )
   Government fees                                                                         (19 )            (11 )              (9 )
                                                                                        (1,981 )           (844 )            (325 )
   Net investment income (loss)                                                         24,144           10,080             2,327

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
      investment transactions                                                               --               --                20
   Net increase (decrease) in unrealized appreciation
      on investments and translation of assets and
      liabilities in foreign currencies during
      the period                                                                            --               --                --
   Net realized and unrealized gain (loss) on
      investments and translation of assets and
      liabilities in foreign currencies                                                     --               --                20
      Net increase (decrease) in net assets
         resulting from operations                                              $       24,144   $       10,080    $        2,347

See accompanying Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
(in thousands)
                                                                            Stock Fund                 Stock Select Fund
                                                                   Six Months                        Six Months
                                                                      Ended            Year             Ended           Year
                                                                  December 31,         Ended        December 31,        Ended
                                                                      2000           June 30,           2000          June 30,
                                                                   (Unaudited)         2000          (Unaudited)        2000
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income                                        $         700     $       2,111    $          76     $         83
   Net realized gain (loss) from investment
      and foreign currency transactions                                 3,108            16,285             (335  )          (187 )
   Net unrealized appreciation (depreciation)
      on investments and translation of assets
      and liabilities in foreign currencies
      during the period                                                (5,320 )         (14,378 )           (281  )           (87 )
      Net increase (decrease) in net assets
         resulting from operations                                     (1,512 )           4,018             (540  )          (191 )
      Net equalization included in the price
         of shares issued and redeemed                                     16               (52 )             --               --

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                 (395 )          (2,228 )            (87  )           (81 )
   Net realized gain (loss) from
      investment transactions                                          (7,646 )         (18,266 )             --               --
   Total distributions to shareholders                                 (8,041 )         (20,494 )            (87  )           (81 )

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                            8,387            16,420            6,163            7,944
   Net asset value of shares issued for
      reinvestment of distributions                                     6,009            18,589               52              232
                                                                       14,396            35,009            6,215            8,176
   Cost of shares redeemed                                            (19,102 )         (53,838 )         (1,291  )        (1,442 )
   Net increase (decrease) from capital
      share transactions                                               (4,706 )         (18,829 )          4,924            6,734
   Net increase (decrease) in net assets                              (14,243 )         (35,357 )          4,297            6,462

NET ASSETS:
   Beginning of period                                                146,866           182,223            8,529            2,067
   End of period                                                $     132,623     $     146,866    $      12,826     $      8,529

See accompanying Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
(in thousands)
                                                                        Equity Index Fund                 Regional Fund
                                                                                      From
                                                                                      May 1,
                                                                   Six Months          2000          Six Months
                                                                      Ended         (Inception)         Ended           Year
                                                                  December 31,          To          December 31,        Ended
                                                                      2000           June 30,           2000          June 30,
                                                                   (Unaudited)         2000          (Unaudited)        2000
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income                                        $          83     $          22    $         240     $        513
   Net realized gain (loss) from investment
      and foreign currency transactions                                  (224 )              (5 )          3,624              764
   Net unrealized appreciation (depreciation)
      on investments and translation of assets
      and liabilities in foreign currencies
      during the period                                                (1,615 )             124            2,093           (4,981 )
      Net increase (decrease) in net assets
         resulting from operations                                     (1,756 )             141            5,957           (3,704 )
      Net equalization included in the price
         of shares issued and redeemed                                     --                --               --               --

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                 (104 )              --             (326  )          (461 )
   Net realized gain (loss) from
      investment transactions                                              --                --             (608  )        (1,596 )
   Total distributions to shareholders                                   (104 )              --             (934  )        (2,057 )

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                            8,741            14,730            3,255            4,895
   Net asset value of shares issued for
      reinvestment of distributions                                        90                --              802            2,006
                                                                           --                --            4,057            6,901
   Cost of shares redeemed                                             (2,445 )            (151 )         (7,456  )       (15,686 )
   Net increase (decrease) from capital
      share transactions                                                6,386            14,579           (3,399  )        (8,785 )
   Net increase (decrease) in net assets                                4,526            14,720            1,624          (14,546 )

NET ASSETS:
   Beginning of period                                                 14,720                --           29,813           44,359
   End of period                                                $      19,246     $      14,720    $      31,437     $     29,813

See accompanying Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
(in thousands)
                                                                         WorldWide Fund               WorldWide Select Fund
                                                                   Six Months                        Six Months
                                                                      Ended            Year             Ended           Year
                                                                  December 31,         Ended        December 31,        Ended
                                                                      2000           June 30,           2000          June 30,
                                                                   (Unaudited)         2000          (Unaudited)        2000
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income                                        $         928     $       3,263    $          59     $        261
   Net realized gain (loss) from investment
      and foreign currency transactions                                (1,264 )           7,510             (162  )           (47 )
   Net unrealized appreciation (depreciation)
      on investments and translation of assets
      and liabilities in foreign currencies
      during the period                                               (26,426 )          31,623           (3,585  )         1,907
      Net increase (decrease) in net assets
         resulting from operations                                    (26,762 )          42,396           (3,688  )         2,121
      Net equalization included in the price
         of shares issued and redeemed                                     --                --               --               --

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                 (254 )          (1,407 )            (57  )          (245 )
   Net realized gain (loss) from
      investment transactions                                          (2,989 )          (8,376 )             (7  )            (7 )
   Total distributions to shareholders                                 (3,243 )          (9,783 )            (64  )          (252 )

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                          296,700           325,243            8,977           31,704
   Net asset value of shares issued for
      reinvestment of distributions                                     2,933             8,917               49              178
                                                                      299,633           334,160            9,026           31,882
   Cost of shares redeemed                                           (264,857 )        (245,193 )         (2,226  )        (1,096 )
   Net increase (decrease) from capital
      share transactions                                               34,776            88,967            6,800           30,786
   Net increase (decrease) in net assets                                4,771           121,580            3,048           32,655

NET ASSETS:
   Beginning of period                                                302,225           180,645           35,517            2,862
   End of period                                                $     306,996     $     302,225    $      38,565     $     35,517

See accompanying Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
(in thousands)
                                                                         Technology Fund
                                                                                       From
                                                                                      May 1,
                                                                   Six Months          2000
                                                                      Ended         (Inception)
                                                                  December 31,          To
                                                                      2000           June 30,
                                                                   (Unaudited)         2000
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income                                        $          (5 )   $          (1 )
   Net realized gain (loss) from investment
      and foreign currency transactions                                  (580 )             (39 )
   Net unrealized appreciation (depreciation)
      on investments and translation of assets
      and liabilities in foreign currencies
      during the period                                                (2,806 )             311
      Net increase (decrease) in net assets
         resulting from operations                                     (3,391 )             271
      Net equalization included in the price
         of shares issued and redeemed                                     --                --

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                   --                --
   Net realized gain (loss) from
      investment transactions                                              --                --
   Total distributions to shareholders                                     --                --

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                            5,992             4,789
   Net asset value of shares issued for
      reinvestment of distributions                                        --                --
                                                                        5,992             4,789
   Cost of shares redeemed                                               (347 )              --
   Net increase (decrease) from capital
      share transactions                                                5,645             4,789
   Net increase (decrease) in net assets                                2,254             5,060

NET ASSETS:
   Beginning of period                                                  5,060                --
   End of period                                                $       7,314     $       5,060

See accompanying Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
(in thousands)
                                                                   Capital Preservation Fund                 Balanced Fund
                                                                   Six Months                        Six Months
                                                                      Ended            Year             Ended           Year
                                                                  December 31,         Ended        December 31,        Ended
                                                                      2000           June 30,           2000          June 30,
                                                                   (Unaudited)         2000          (Unaudited)        2000
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income                                        $          18     $          28    $          25     $        129
   Net realized gain (loss) from investment
      and foreign currency transactions                                   (18 )             (14 )             83             (204 )
   Net unrealized appreciation (depreciation)
      on investments and translation of assets
      and liabilities in foreign currencies
      during the period                                                    58                (2 )             90             (123 )
      Net increase (decrease) in net assets
         resulting from operations                                         58                12              198             (198 )
      Net equalization included in the price
         of shares issued and redeemed                                     --                --               --               --

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                  (23 )             (25 )           (179  )          (156 )
   Net realized gain (loss) from
      investment transactions                                              --                --               --              (39 )
   Total distributions to shareholders                                    (23 )             (25 )           (179  )          (195 )

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                              115               428              270              917
   Net asset value of shares issued for
      reinvestment of distributions                                        21                17              166              195
                                                                          136               445              436            1,112
   Cost of shares redeemed                                               (114 )            (216 )         (2,521  )        (2,007 )
   Net increase (decrease) from capital
      share transactions                                                   22               229           (2,085  )          (895 )
   Net increase (decrease) in net assets                                   57               216           (2,066  )        (1,288 )

NET ASSETS:
   Beginning of period                                                  1,138               922            3,840            5,128
   End of period                                                $       1,195     $       1,138    $       1,774     $      3,840

See accompanying Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
(in thousands)
                                                                        Bond Fund                    Kansas Tax-Exempt Fund
                                                                   Six Months                        Six Months
                                                                      Ended            Year             Ended           Year
                                                                  December 31,         Ended        December 31,        Ended
                                                                      2000           June 30,           2000          June 30,
                                                                   (Unaudited)         2000          (Unaudited)        2000
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income                                        $       1,796     $       3,868    $         146     $        306
   Net realized gain (loss) from investment
      and foreign currency transactions                                  (149 )            (347 )             --                3
   Net unrealized appreciation (depreciation)
      on investments and translation of assets
      and liabilities in foreign currencies
      during the period                                                 2,341            (1,212 )            149             (106 )
      Net increase (decrease) in net assets
         resulting from operations                                      3,988             2,309              295              203
      Net equalization included in the price
         of shares issued and redeemed                                     --                --               --               --

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                               (1,796 )          (3,868 )           (146  )          (306 )
   Net realized gain (loss) from
      investment transactions                                              --                --               (3  )            (3 )
   Total distributions to shareholders                                 (1,796 )          (3,868 )           (149  )          (309 )

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                            5,022            10,177              773            1,634
   Net asset value of shares issued for
      reinvestment of distributions                                       440               944               11               20
                                                                        5,462            11,121              784            1,654
   Cost of shares redeemed                                             (8,388 )         (16,988 )         (1,516  )        (2,159 )
   Net increase (decrease) from capital
      share transactions                                               (2,926 )          (5,867 )           (732  )          (505 )
   Net increase (decrease) in net assets                                 (734 )          (7,426 )           (586  )          (611 )

NET ASSETS:
   Beginning of period                                                 64,854            72,280            7,185            7,796
   End of period                                                $      64,120     $      64,854    $       6,599     $      7,185

See accompanying Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
(in thousands)
                                                                       Money Market Fund                   Money Market Fund
                                                                        Prime Portfolio                    Federal Portfolio
                                                                   Six Months                        Six Months
                                                                      Ended            Year             Ended           Year
                                                                  December 31,         Ended        December 31,        Ended
                                                                      2000           June 30,           2000          June 30,
                                                                   (Unaudited)         2000          (Unaudited)        2000
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income                                        $      24,144     $      37,604    $      10,080     $     15,882
   Net realized gain (loss) from investment
      and foreign currency transactions                                    --                --               --               --
   Net unrealized appreciation (depreciation)
      on investments and translation of assets
      and liabilities in foreign currencies
      during the period                                                    --                --               --               --
      Net increase (decrease) in net assets
         resulting from operations                                     24,144            37,604           10,080           15,882
      Net equalization included in the price
         of shares issued and redeemed                                     --                --               --               --

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                              (24,144 )         (37,604 )        (10,080  )       (15,882 )
   Net realized gain (loss) from
      investment transactions                                              --                --               --               --
   Total distributions to shareholders                                (24,144 )         (37,604 )        (10,080  )       (15,882 )

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                          608,242         1,276,524          291,559          538,352
   Net asset value of shares issued for
      reinvestment of distributions                                     5,728             8,859            2,024            3,604
                                                                      613,970         1,285,383          293,583          541,956
   Cost of shares redeemed                                           (505,340 )      (1,255,909 )       (271,147  )      (537,810 )
   Net increase (decrease) from capital
      share transactions                                              108,630            29,474           22,436            4,146
   Net increase (decrease) in net assets                              108,630            29,474           22,436            4,146

NET ASSETS:
   Beginning of period                                                707,489           678,015          302,588          298,442
   End of period                                                $     816,119     $     707,489    $     325,024     $    302,588

See accompanying Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
(in thousands)
                                                                 Tax-Free Money     Market Fund
                                                                   Six Months
                                                                      Ended            Year
                                                                  December 31,         Ended
                                                                      2000           June 30,
                                                                   (Unaudited)         2000
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income                                        $       2,327     $       4,091
   Net realized gain (loss) from investment
      and foreign currency transactions                                    20                --
   Net unrealized appreciation (depreciation)
      on investments and translation of assets
      and liabilities in foreign currencies
      during the period                                                    --                --
      Net increase (decrease) in net assets
         resulting from operations                                      2,347             4,091
      Net equalization included in the price
         of shares issued and redeemed                                     --                --

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                               (2,327 )          (4,091 )
   Net realized gain (loss) from
      investment transactions                                              --                --
   Total distributions to shareholders                                 (2,327 )          (4,091 )

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                           99,031           200,818
   Net asset value of shares issued for
      reinvestment of distributions                                       357               645
                                                                       99,388           201,463
   Cost of shares redeemed                                            (88,225 )        (211,687 )
   Net increase (decrease) from capital
      share transactions                                               11,163           (10,224 )
   Net increase (decrease) in net assets                               11,183           (10,224 )

NET ASSETS:
   Beginning of period                                                115,884           126,108
   End of period                                                $     127,067     $     115,884

See accompanying Notes to Financial Statements.


Notes To Financial Statements

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- The Funds are registered under the Investment Company Act of 1940, as amended, as open-end, diversified management investment companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments -- Stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sales are reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Foreign Currency -- Amounts denominated in, or expected to settle in, foreign currencies (FC) are translated into United States dollars (US$) at rates provided by an independent pricing service on the following basis:

a.Market value of investment securities, other than assets and liabilities -- at the closing rate of exchange on December 31, 2000.

b.Purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

c.The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books; and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Federal Income Taxes -- The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization -- Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  PURCHASES  AND SALES OF  SECURITIES  -- The  aggregate  amounts of  security transactions during the six months ended December 31, 2000, excluding repurchase agreements and commercial paper, were as follows:
Balanced Fund:
         Purchases                                        $            1,898,399
         Proceeds from sale                               $            3,017,784

Bond Fund:
         Purchases                                        $            8,681,234
         Proceeds from sale                               $           10,554,582

Capital Preservation Fund:
         Purchases                                        $              217,893
         Proceeds from sale                               $              572,949

Equity Index Fund:
         Purchases                                        $           14,244,939
         Proceeds from sale                               $            7,913,543

Kansas Tax-Exempt Fund:
         Purchases                                        $            1,134,853
         Proceeds from sale                               $            1,943,829

Regional Fund:
         Purchases                                        $            6,449,691
         Proceeds from sale                               $           19,254,513

Stock Fund:
         Purchases                                        $            8,674,864
         Proceeds from sale                               $           16,085,534

Stock Select Fund:
         Purchases                                        $            6,263,025
         Proceeds from sale                               $            1,015,499

Technology Fund:
         Purchases                                        $            6,239,119
         Proceeds from sale                               $            1,593,287

WorldWide Fund:
         Purchases                                        $           96,533,419
         Proceeds from sale                               $           14,041,757

WorldWide Select Fund:
         Purchases                                        $           47,761,050
         Proceeds from sale                               $            1,864,638

The  aggregate  amounts of  security  transactions  during the six months  ended
December 31, 2000, for the money market funds were as follows:
Federal Portfolio Money Market Fund:
         Purchases                                        $        2,411,658,290
         Proceeds from sale                               $        2,402,318,358

Prime Portfolio Money Market Fund:
         Purchases                                        $        6,669,816,956
         Proceeds from sale                               $        6,584,875,988

Tax-Free Money Market Fund:
         Purchases                                        $          225,974,304
         Proceeds from sale                               $          215,828,000

3. MANAGEMENT FEES -- UMB Bank, n.a. is the Funds' manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Funds are taxes, interest, fees and the other charges of governments and their agencies for qualifying the funds shares for sale, special accounting and legal fees and brokerage commissions. Certain officers and/or directors of the Funds are also officers and/or directors of Jones & Babson, Inc., which serves as the underwriter and distributor for the Funds. Each of the Funds was subject to the following management fees:

Scout Stock, Scout Stock Select, Scout Regional, Scout Capital Preservation, Scout Balanced and Scout Bond -- 0.85% of average daily net assets.

Scout WorldWide and Scout WorldWide Select -- 1.10% of the first $500 million of average daily net assets, 1.00% of the next $500 million and .90% of average daily net assets over $1 billion.

Scout Kansas Tax-Exempt Bond, Scout Federal Portfolio Money Market, Scout Prime Portfolio Money Market and Scout Tax-Free Money Market -- .50% of average daily net assets.

Scout Equity Index -- .40% of average daily net assets. However, the manager of the Fund has entered into an agreement to waive its fees and/or make expense payments through the fiscal year ending June 30, 2001 so that actual total net annual Fund operating expenses do not exceed .30% of average daily net assets.

Scout Technology -- 1.50% of daily average net assets. However, the manager of the Fund has entered into an agreement to waive its fees and/or to make expense payments through the fiscal year ending June 30, 2001 so that actual total net annual Fund operating expenses do not exceed 1.10% of average daily net assets.

4. REPURCHASE AGREEMENTS -- Securities purchased under agreements to resell are held by the Funds' custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Funds to ensure that the collateral is sufficient to protect the Funds in the event of default by the seller.

5. SUBSEQUENT ACCOUNTING POLICY CHANGE -- The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement, as amended by SFAS No. 137, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The statement is effective for the Funds' fiscal year ending June 30, 2001. Because the Funds do not normally hold derivative instruments, the adoption of this statement is not expected to have a material impact on the financial statements.

This report has been prepared for the information of the Shareholders of UMB Scout Stock Fund, UMB Scout Stock Select Fund, UMB Scout Equity Index Fund, UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, UMB Scout WorldWide Select Fund, UMB Scout Technology Fund, UMB Scout Capital Preservation Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., UMB Scout Money Market Fund, Inc., and UMB Scout Tax-Free Money Market Fund, Inc., and is not to be construed as an offering of the shares of these Funds.

For complete information on the UMB Scout Funds, including charges and expenses internal to the funds, send for a prospectus from Jones and Babson, Inc., P.O. Box 219757, Kansas City, MO 64121-9757; 800-996-2862.

Please read it carefully before you invest or send money.


UMB Scout Funds

100% No-Load Mutual Funds

Stock Fund
Stock Select Fund
Equity Index Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Technology Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund

*Available in Kansas and Missouri only.

Investment Advisor And Manager
UMB Bank, N.A., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, N.A., Kansas City, Missouri

Underwriter, Distributor And Transfer Agent
Jones & Babson, Inc., Kansas City, Missouri

UMB SCOUT FUNDS

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.scoutfunds.com

"UMB," "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.